JPMORGAN  [GRAPHIC OMITTED]



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DOMESTIC CUSTODY AGREEMENT
BETWEEN
FIRST TRUST ACTIVE DIVIDEND INCOME FUND
AND
JPMORGAN CHASE BANK, N.A.
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JPMORGAN [GRAPHIC OMITTED]


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TABLE OF CONTENTS


DOMESTIC CUSTODY AGREEMENT....................................................1

1.    INTENTION OF THE PARTIES; DEFINITIONS...................................1
      1.1         Intention of the Parties
      1.2         Definitions                                                 1

2.    WHAT BANK IS REQUIRED TO DO.............................................3
      2.1         Set Up Accounts                                             3
      2.2         Cash Account                                                4
      2.3         Segregation of Assets; Nominee Name                         4
      2.4         Settlement of Transactions                                  4
      2.5         Contractual Settlement Date Accounting                      5
      2.6         Actual Settlement Date Accounting                           5
      2.7         Income Collection (AutoCredit(R))                           6
      2.8         Miscellaneous Administrative Duties                         6
      2.9         Corporate Actions                                           6
      2.10        Class Action                                                7
      2.11        Proxies                                                     7
      2.12        Statements of Account                                       7
      2.13        Records and Access to Bank's Records                        8
      2.14        Tax Relief Services                                         9
      2.15        Notification                                                9
      2.16        Supervision                                                 9
      2.17        Compliance with Laws                                        9

3.    INSTRUCTIONS............................................................9
      3.1         Acting on Instructions; Method of Instruction
                  and Unclear Instructions                                    9
      3.2         Verification and Security Procedures                       10
      3.3         Instructions Contrary to Law/Market Practice               10
      3.4         Cut-Off Times                                              10
      3.5         Electronic Access                                          10

4.    FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK.........................11
      4.1         Fees and Expenses                                          11
      4.2         Overdrafts                                                 11
      4.3         Bank's Right Over Securities; Set-off                      12

5.    SECURITIES DEPOSITORIES................................................12
      5.1 Use of Securities Depositories                                     12

6.    ADDITIONAL PROVISIONS RELATING TO CUSTOMER.............................13
      6.1         Representations of Customer and Bank                       13


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      6.2         Customer to Provide Certain Information to Bank            13
      6.3         Customer Is Liable to Bank Even if It is Acting
                  for Another Person                                         13
      6.4         Obligations of Customer                                    13


7.    WHEN BANK IS LIABLE TO CUSTOMER........................................14
      7.1         Standard of Care; Liability                                14
      7.2         Force Majeure                                              15
      7.3         Bank May Consult with Counsel and Other
                  Professional Advisers                                      16
      7.4         Bank Provides Diverse Financial Services
                  and May Generate Profits as a Result                       16
      7.5         Assets Held Outside Bank's Control                         17
      7.6         Ancillary Services                                         17

8.    TAXATION...............................................................17
      8.1         Tax Obligations                                            17
      8.2         Tax Relief Services with Respect to American
                  Depository Receipts                                        18

9.    TERMINATION............................................................18
      9.1         Term and Termination                                       18
      9.2         Exit Procedure                                             19

10.   MISCELLANEOUS..........................................................20
      10.1        Notices                                                    20
      10.2        Successors and Assigns                                     20
      10.3        Interpretation                                             20
      10.4        Entire Agreement                                           20
      10.5        Insurance                                                  20
      10.6        Security Holding Disclosure                                20
      10.7        USA PATRIOT Act Disclosure                                 21
      10.8        Governing Law and Jurisdiction                             21
      10.9        Severability; Waiver; and Survival                         21
      10.10       Confidentiality                                            22
      10.11       Counterparts                                               23
      10.12       No Third Party Beneficiaries                               23
      SCHEDULE 1  Persons Authorized To Give Instructions                    25
      SCHEDULE 2  Authorized Fund Managers/Advisers                          26
      (NOT APPLICABLE)                                                       26
      APPENDIX A TO SCHEDULE 2  Specimen Fund Manager Mandate                27
      SCHEDULE 3 Electronic Access                                           29
      EXHIBIT 1 TO SCHEDULE 3 Products                                       31


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DOMESTIC CUSTODY AGREEMENT

This Agreement, dated September 20, 2007, is between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION ("Bank"), with a place of business at Three Metrotech Center, Brooklyn, New York 11245, and FIRST TRUST ACTIVE DIVIDEND INCOME FUND ("Customer"), a Massachusetts business trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended, with a place of business at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

1. INTENTION OF THE PARTIES; DEFINITIONS

1.1      INTENTION OF THE PARTIES

         (a) This Agreement sets out the terms on which Bank will be providing custodial, settlement and other associated services to the Customer. Bank will be responsible for the performance of only those duties set forth in this Agreement or that are expressly contained in Instructions that are consistent with the provisions of this Agreement and with Bank's operations and procedures.
         (b) The Customer acknowledges that Bank is not providing any legal, tax or investment advice in connection with the services under this Agreement.
         (c) It is the intention of the parties that the services offered by Bank under this Agreement with respect to the custody of Securities and related settlement services will be limited to Securities that are issued in the United States ("U.S.") by an issuer that is organized under the laws of the U.S. or any state thereof, or that are both traded in the U.S. and eligible for deposit in a U.S. Securities Depository.


1.2      DEFINITIONS

         As used herein, the following terms have the meaning hereinafter stated.

              "ACCOUNT" has the meaning set forth in Section 2.1 of this Agreement.

              "AFFILIATE" means an entity that controls, controlled by, or under common control with, Bank.

              "APPLICABLE LAW" means any applicable statute, treaty, rule, regulation or common law and any applicable decree, injunction, judgement, order, formal interpretation or ruling issued by a court or governmental entity.

              "AUTHORIZED PERSON" means any person who has been designated by written notice from the Customer in the form of Schedules 1 or 2 as the case may be (or by written notice in the form of Appendix A to Schedule 2 from any agent designated by the Customer under this Agreement, including, without limitation, an investment manager) to act on behalf of the Customer under this Agreement. Such persons will continue to be Authorized Persons until such time as Bank receives and has had reasonable time to act upon Instructions from the Customer (or its agent) that any such person is no longer an Authorized Person.


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              "BANK INDEMNITEES" means Bank and its nominees, directors, officers, employees and agents.

              "CASH ACCOUNT" has the meaning set
          forth in Section 2.1(a)(ii).

              "CONFIDENTIAL INFORMATION" means and includes all non-public information concerning the Customer or the Accounts which Bank receives in the course of providing services under this Agreement. Nevertheless, the term Confidential Information shall not include information which is or becomes available to the general public by means other than Bank's breach of the terms of this Agreement or information which Bank obtains on a non-confidential basis from a person who is not known to be subject to any obligation of confidence to any person with respect to that information.

              "CORPORATE ACTION" means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matter with respect to a Financial Asset in the Securities Account that requires discretionary action by the holder, but does not include rights with respect to class action litigation or proxy voting.

              "ENTITLEMENT HOLDER" means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "FINANCIAL ASSET" means a Security and refers, as the context requires, either to the asset itself or to the means by which a person's claim to it is evidenced, including a Security, a security certificate or a Securities Entitlement. "FINANCIAL ASSET" does not include cash.

              "INSTRUCTION" means an instruction that has been verified in accordance with a Security Procedure or, if no Security Procedure is applicable, which Bank believes in good faith to have been given by an Authorized Person.

              "LIABILITIES" means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements).

              "1933 ACT" means the Securities Act of 1933, as amended.

              "1940 ACT" means the Investment Company Act of 1940, as amended.

              "SECURITIES" means stocks, bonds, rights, warrants and other negotiable and non-negotiable instruments, whether issued in certificated or uncertificated form, that are commonly traded or dealt in on securities exchanges or financial markets or other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Bank for the Securities Account.

              "SECURITIES ACCOUNT" means each Securities custody account on Bank's records to which Financial Assets are or may be credited under this Agreement.

              "SECURITIES DEPOSITORY" means any securities depository, dematerialized book entry system or similar system that meets the requirements of Rule 17f-4 under the 1940 Act.


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              "SECURITIES LAWS" means the Exchange Act, the 1940 Act and the
         1933 Act.

              "SECURITY ENTITLEMENT" means the rights and property interests of an Entitlement Holder with respect to a Financial Assets as set forth in Part 5 of Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

              "SECURITY INTERMEDIARY" means Bank, a Securities Depository and any other financial institution which in the ordinary course of business maintains Securities custody accounts for others and acts in that capacity.

              "SECURITY PROCEDURE" has the meaning set forth in Section 3.2(a).

         All terms in the singular will have the same meaning in the plural unless the context otherwise provides and vice versa.


2.   WHAT BANK IS REQUIRED TO DO

     2.1  SET UP ACCOUNTS

         (a) Bank will establish and maintain the following accounts
             ("Accounts"):

              (i) one or more Securities Accounts in the name of Customer for Financial Assets, which may be received by or on behalf of Bank for the account of Customer, including as an Entitlement Holder; and

              (ii) one or more accounts in the name of Customer ("Cash Account") for any and all cash received by or on behalf of Bank for the account of Customer.

         (b) At the request of Customer, additional Accounts may be opened in the future, which will be subject to the terms of this Agreement:

              (i) in accordance with the provisions of an agreement among Customer and a broker-dealer (registered under the Exchange Act and a member of the National Association of Securities Dealer, Inc. ("NASD"), or any futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization, regarding escrow or other arrangements in connection with transactions by Customer;

              (ii) for the purposes of compliance by Customer with the procedures required by a securities or option exchange, providing such procedures comply with the 1940 Act and any releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies; and

              (iii) for any other corporate purposes as per the Instruction of an Authorized Person.


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2.2      CASH ACCOUNT

         (a) Except as otherwise provided in Instructions acceptable to Bank, all cash held in the Cash Account will be deposited during the period it is credited to the Accounts in one or more deposit accounts at Bank in which cash shall not be subject to withdrawal by check or draft. Funds credited to the Cash Account will be transferred by Bank by means of Instruction ("payment order") to a Bank administrator assigned to Customer. Payment orders and Instructions seeking to cancel payment orders or to amend payment orders shall be verified in accordance with a Security Procedure or, if no Security Procedure is applicable, Bank may execute or pay payment orders issued in Customer's name which Bank believes in good faith to have been given by an Authorized Person.

         (b) Any amounts credited by Bank to the Cash Account on the basis of a notice or an interim credit from a third party, may be reversed if Bank does not receive final payment in a timely manner. Bank will notify Customer promptly of any such reversal.


2.3      SEGREGATION OF ASSETS; NOMINEE NAME

         (a) Bank will identify in its books that Financial Assets credited to Customer's Securities Account belong to Customer (except as otherwise may be agreed by Bank and Customer).

         (b)  Bank is authorized, in its discretion:

              (i) to hold in bearer form, such Financial Assets as are customarily held in bearer form or are delivered to Bank in bearer form;

              (ii) to hold Financial Assets in or deposit Financial Assets with any Securities Depository or settlement system;

              (iii) to hold Financial Assets in omnibus accounts on a fungible basis and to accept delivery of Financial Assets of the same class and denomination as those deposited with Bank; and

              (iv) to register in the name of Customer, Bank, a Securities Depository, or their respective nominees, such Financial Assets as are customarily held in registered form.


2.4      SETTLEMENT OF TRANSACTIONS

         (a) Subject to Article 3 and Section 4.2 of this Agreement, Bank will act in accordance with Instructions with respect to the settlement of transactions. Settlement will be conducted in accordance with prevailing standards of the market in which the transaction occurs, provided that such standards are generally accepted by Institutional Clients. For the avoidance of doubt, such standards shall include practices regarding delivery against receipt or delivery in advance of receipt that may be prevailing in the applicable market for the type of transaction being settled. In the case of the failure of Customer's counterparty (or other appropriate party) to deliver the expected consideration as agreed, Bank will contact the counterparty to seek settlement and will promptly notify Customer of such failure.



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         (b)  For purposes of this Section 2.4, "Institutional Clients" means
              U.S. registered investment companies, U.S.-based commercial banks, insurance companies, pension funds or substantially similar financial institutions.


2.5      CONTRACTUAL SETTLEMENT DATE ACCOUNTING

         (a) Should Customer request to have Bank's Contractual Settlement Date Accounting Service, Bank will effect book entries on a contractual settlement date accounting basis as described below with respect to the settlement of transactions in those markets where Bank generally offers contractual settlement date accounting.

              (i) Sales: On the settlement date for a sale, Bank will credit the Cash Account with the proceeds of the sale and transfer the relevant Financial Assets to an account at Bank pending settlement of the transaction if not already delivered.

              (ii) Purchases: On the settlement date for the purchase (or earlier, if market practice requires delivery of the purchase price before the settlement date), Bank will debit the Cash Account for the settlement amount and credit a separate account at Bank. Bank then will post the Securities Account as awaiting receipt of the expected Financial Assets. Customer will not be entitled to the delivery of Assets that are awaiting receipt until Bank actually receives them.

         Upon request, Bank shall provide Customer with a list of those markets for which it provides contractual settlement date accounting. Bank may add markets to or remove markets from this list upon notice to Customer that is reasonable in the circumstances. Bank reserves the right to restrict in good faith the availability of contractual settlement date accounting for credit or operational reasons. Bank, whenever reasonably possible, will notify Customer prior to imposing such restrictions.

         (b) Bank may reverse any debit or credit made pursuant to Section 2.5(a) prior to a transaction's actual settlement, upon oral or written notification to Customer (which, to the extent practicable, shall be given prior to such reversal), in cases where Bank reasonably believes that the transaction will not settle in the ordinary course within a reasonable time. Customer will be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in Section 2.5 are of an administrative nature, and Bank does not undertake to make loans and/or Financial Assets available to Customer.


2.6      ACTUAL SETTLEMENT DATE ACCOUNTING

         With respect to any settlement of a transaction that is not posted to the Account on the contractual settlement date as referred to in
         Section 2.5, Bank will post such transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received and cleared by Bank.


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2.7      INCOME COLLECTION (AUTOCREDIT(R))

         (a) Bank will monitor information publicly available in the applicable market about forthcoming income payments on the Financial Assets, and will promptly notify Customer of such information.

         (b) Bank will credit the Cash Account with income proceeds on Financial Assets on the anticipated payment date, net of any taxes that are withheld by Bank or any third party ("AutoCredit"). Bank may reverse AutoCredit credits upon oral or written notification to Customer (which, to the extent practicable, shall be given prior to such reversal) if Bank believes that the corresponding payment will not be received by Bank within a reasonable period or the credit was incorrect.

         (c) In markets where Bank does not provide an AutoCredit service, income on Financial Assets (net of any taxes withheld by Bank or any third party) will be credited only after actual receipt and reconciliation.

         (d) Bank will make good faith efforts to timely contact appropriate parties to collect unpaid interest, dividends or sale proceeds and promptly notify Customer of the late payment.


2.8      MISCELLANEOUS ADMINISTRATIVE DUTIES

         (a) Until Bank receives Instructions to the contrary, Bank will:

              (i) present all Financial Assets for which Bank has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

              (ii) execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets; and

              (iii) exchange interim or temporary documents of title held in the Securities Account for definitive documents of title.

         (b) In the event that, as a result of holding of Financial Assets in an omnibus account, Customer receives fractional interests in Financial Assets arising out of a Corporate Action or class action, Bank will credit Customer with the amount of cash it would have received had the Financial Assets not been held in an omnibus account, and Customer shall relinquish to Bank its interest in such fractional interests.

         (c) If some, but not all, of an outstanding class of Financial Assets is called for redemption, Bank may allot the amount to be redeemed from its customers on a pro rata basis or in a similar manner Bank deems fair and equitable.


2.9      CORPORATE ACTIONS

         (a) Bank will act in accordance with prevailing market standards to obtain information concerning Corporate Actions that is publicly available in such market. Bank also will review information to which it subscribes for information concerning such Corporate Actions. Bank will promptly provide that information (or summaries


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              that accurately reflect the material points concerning the applicable Corporate Action) to Customer or its Authorized Person.

         (b) Bank will act in accordance with the Customer's Instructions in relation to such Corporate Actions. If the Customer fails to provide Bank with timely Instructions with respect to any Corporate Action, neither Bank nor its nominees will take any action in relation to that Corporate Action, except as otherwise agreed in writing by Bank and Customer or as may be set forth by Bank as a default action in the notification it provides under
              Section 2.9(a) with respect to that Corporate Action.


2.10     CLASS ACTION

         Any notices received by Bank's corporate actions department about settled securities class action that requires action by affected owners of the underlying Financial Assets will be promptly notified to Customer if Bank, using reasonable care and diligence in the circumstances, identifies that Customer was a shareholder and held the relevant security in custody with Bank at the relevant time.


2.11     PROXIES

         (a) Bank will monitor information distributed to holders of Financial Assets about upcoming shareholder meetings, promptly notify Customer of such information and, subject to Section 2.11(c), act in accordance with the Customer's Instructions in relation to such meetings (the "Proxy Voting Service").

         (b) The Proxy Voting Service does not include physical attendance at shareholder meetings. Requests for physical attendance at shareholder meetings can be made but they will be evaluated and agreed to by Bank on a case by case basis.

         (c) Customer acknowledges that the provision of the Proxy Voting Service may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to:

              (i) the Financial Assets being on loan or out for registration;

              (ii)  the pendency of conversion or another Corporate
                    Action;

              (iii) the Financial Assets being held in a margin or
                    collateral account at Bank or another bank or broker, or otherwise in a manner which affects voting; and

              (iv) local market regulations or practices, or restrictions by the issuer.


2.12     STATEMENTS OF ACCOUNT

         (a) Bank will provide Customer with a statement of account for each Account, identifying cash and Financial Assets held in the Account and any transfers to and from the Account. If agreed by the parties, statements of account will be accessed by Customer on-line. Otherwise, statements will be sent to Customer at times to be mutually agreed by the parties. Customer will review its statement of account and give Bank written notice of any suspected error or omission within a reasonable time of the date of the relevant suspected error or omission.


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         (b)  Customer acknowledges that information available to it on-line with respect to transactions posted after the close of the prior business day may not be accurate due to mis-postings, delays in updating Account records, and other causes. Bank will not be liable for any loss or damage arising out of the inaccuracy of any such information accessed on-line. For the avoidance of doubt, Customer may rely on the accuracy of any report that (i) explicitly states it is an end-of-day report or (ii) contains historical data that has been posted prior to the current business day, except to the extent any inaccuracies contained in (i) or
              (ii) are the result of any actions of or information provided by third parties and beyond Bank's reasonable control.


2.13     RECORDS AND ACCESS TO BANK'S RECORDS

         (a) The books and records pertaining to Customer which are in possession of Bank shall be the property of Customer. However, Bank shall be entitled to retain copies of such books and records as required by applicable law governing Bank. Bank shall keep all books and records customarily maintained by the custodian of a registered investment company, and such books and records shall be prepared and maintained in the manner and for the periods required by the 1940 Act and rules thereunder (with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder to the extent applicable to services provided).

         (b) Bank will allow Customer and Authorized Persons of Customer's auditors and independent public accountants such reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. In addition, Bank will, upon reasonable written notice by Customer, allow Customer, duly authorized officers, employees or agents of Customer, and employees and agents of the Securities and Exchange Commission reasonable access during normal working hours to the records of Bank relating to the Accounts. Bank may impose reasonable restrictions on the number of individuals allowed access, the frequency and length of such access, and the scope of the records made available. Upon reasonable request of Customer, copies of any such records pertaining to Customer shall be provided by Bank (at Customer's cost) to Customer or its Authorized Persons. Upon the reasonable request of Customer, Bank shall (at Customer's cost) provide in hard copy or on computer disc any records pertaining to Customer included in any such delivery which are maintained by Bank on a computer disc, or are similarly maintained. Customer shall reimburse Bank for the cost of copying, collating and researching archived information at Bank's regular hourly rate.

         (c) Bank shall, at Customer's request, supply Customer with a tabulation of securities owned by Customer and held by Bank and shall, when requested to do so by Customer and for such compensation as shall be agreed upon by Customer and Bank, include certificate numbers in such tabulations.


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2.14     TAX RELIEF SERVICES

         Bank will provide tax relief services as provided in Section 8.2.


2.15     NOTIFICATION

         If Customer has agreed to access information concerning the Accounts through Bank's website, Bank may make any notifications required under this Agreement by posting it on the website.


2.16     SUPERVISION

         Bank shall supervise the performance by its employees or agents under Bank's control of custodial services provided in connection with this Agreement. Bank shall provide appropriate training for employees and implement supervisory procedures for all services provided hereunder by those agents and employees.


2.17     COMPLIANCE WITH LAWS

         Bank undertakes to comply with all applicable banking and 1940 Act laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Bank hereunder (including without limitation Section 17(f) of the 1940 Act and rules promulgated thereunder). Except as specifically set forth herein, Bank assumes no responsibility for such compliance by Customer or any other entity.


3. INSTRUCTIONS


   3.1   ACTING ON INSTRUCTIONS; METHOD OF INSTRUCTION AND UNCLEAR INSTRUCTIONS

         (a) Customer authorizes Bank to accept and act upon any Instructions received by it without inquiry. Customer will indemnify Bank Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against Bank Indemnitees as a result of any action or omission taken in accordance with any Instruction, in the absence of bad faith, negligence, willful misconduct and reckless disregard of their duties by such Bank Indemnitees.

         (b) Customer will where reasonably practicable use automated and electronic methods of sending Instructions.

         (c) Bank shall promptly notify an Authorized Person if Bank determines that an Instruction does not contain all information reasonably necessary for Bank to carry out the Instruction. Bank will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction pending receipt of such missing information, clarification or confirmation.

         (d) In executing or paying a payment order, Bank may rely upon the identifying number (e.g., Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and


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              identifying number of any party in payment orders issued to Bank in Customer's name.

         (e) From time to time in connection with the payment of a dividend or distribution on its shares, Customer shall provide to Bank Instructions setting forth the date of the declaration of such dividend or distribution, the total amount payable, and the payment date. Upon the payment date specified in such Instructions, Bank shall pay out of the money held for the account of Customer the total amount payable to the dividend agent of Customer specified therein.


3.2      VERIFICATION AND SECURITY PROCEDURES

         (a) Bank and Customer shall from time to time agree upon security procedures to be followed by Customer upon the issuance of an Instruction and/or by Bank upon the receipt of an Instruction, so as to enable Bank to verify that such Instruction is authorized ("Security Procedures"). A Security Procedure may, without limitation, involve the use of algorithms, codes, passwords, encryption and telephone call backs. Customer acknowledges that Security Procedures are designed to verify the authenticity of, and not detect errors in, Instructions. For the avoidance of doubt, the parties agree that a SWIFT message issued in the name of Customer through any third party utility agreed upon by the parties as being a method for providing Instructions and authenticated in accordance with that utility's customary procedures, shall be deemed to be an authorized Instruction.

         (b) Bank and Customer shall ensure that any codes, passwords or similar devices are reasonably safeguarded.

         (c)  Either party may record any of their telephone communications.


3.3      INSTRUCTIONS CONTRARY TO LAW/MARKET PRACTICE

         Bank need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice and Bank will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. Bank shall notify Customer as soon as reasonably practicable if it does not act upon Instructions under this Section.


3.4      CUT-OFF TIMES

         Bank has established cut-off times for receipt of Instructions, which will be made available to Customer. If Bank receives an Instruction after its established cut-off time, Bank will attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable on the next business day.


3.5      ELECTRONIC ACCESS

         Access by Customer to certain applications or products of Bank via Bank's web site or otherwise shall be governed by this Agreement and the terms and conditions set forth in Schedule 3.

4.  FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK


4.1      FEES AND EXPENSES

         Customer will pay Bank for its services under this Agreement the fees set forth in Schedule 4 hereto or as may be agreed upon in writing from time to time, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees and tax or related fees incidental to processing charged directly or indirectly by governmental authorities, issuers, or their agents. The Bank will invoice the Customer for amounts owing to it and such amounts will be payable within thirty (30) days of the invoice. The Bank will be entitled to deduct amounts owing to it from the Cash Account if Customer has not objected to the invoice within thirty (30) days of the date of the invoice (or such other period as the parties may agree in writing). If Customer disputes an invoice, it shall nevertheless pay, or allow the Bank to deduct, such portion of the invoice that is not subject to a bona fide dispute. Without prejudice to Bank's other rights, Bank reserves the right to charge interest on overdue amounts from the due date until actual payment at the rate agreed by Customer and Bank from time to time, or in the absence of such an agreement, at the applicable rate charged by Bank from time to time, on such overdue amounts incurred by customers similar to Customer.


4.2      OVERDRAFTS

         If a debit to the Cash Account results (or will result) in a debit balance, then Bank may, in its discretion, (i) advance an amount equal to the overdraft, (ii) refuse to settle in whole or in part the transaction causing such debit balance, or (iii) if any such transaction is posted to the Securities Account, reverse any such posting. If Bank elects to make such an advance, the advance will be deemed a loan to Customer, payable on demand, bearing interest at the rate agreed by Customer and Bank from time to time, or in the absence of such an agreement at the applicable rate charged by Bank from time to time, for such overdrafts incurred by customers similar to Customer, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar overdrafts available from time to time. Bank shall notify Customer of such an advance as soon as reasonably practicable. No prior action or course of dealing on Bank's part with respect to the settlement of transactions on Customer's behalf will be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the Account.

4.3      BANK'S RIGHT OVER SECURITIES; SET-OFF

         (a) Customer hereby grants to Bank in connection with providing services to Customer a security interest in, and a lien on the Financial Assets held in the Securities Account in the amount necessary to secure the return and payment to Bank of any advance or credit made by Bank (including charges related thereto) to such Securities Account.
         (b) Without prejudice to Bank's rights under Applicable Law, Bank may set off against any indebtedness owing to Bank the credit balance of any of Customer's accounts (whether deposit or otherwise) with any branch or office of Bank or with any Affiliate of Bank of which Customer is the beneficial owner. For this purpose, Bank shall be entitled to accelerate the maturity of any fixed term deposits. Bank will notify Customer in advance of any such charge unless Bank reasonably believes that it might prejudice its interests to do so and, in such event, Bank will notify Customer promptly afterwards.


5.  SECURITIES DEPOSITORIES


5.1      USE OF SECURITIES DEPOSITORIES

         (a) Bank may deposit Financial Assets with, and hold Financial Assets in any Securities Depository on such terms as such Securities Depository customarily operates and Customer will provide Bank with such documentation or acknowledgements that Bank may require to hold the Financial Assets in such Securities Depository.

         (b) Bank is not responsible for the selection or monitoring of any Securities Depository and will not be liable for any act or omission by (or the insolvency of) any Securities Depository. Nevertheless, Bank shall comply with Section 7.1(a) of this Agreement in its interactions with Securities Depositories, and such interactions are subject to Section 7.1(b) of this Agreement. In the event Customer incurs a loss due to the negligence, bad faith, willful misconduct, or insolvency of a Securities Depository, Bank will make good faith efforts to seek recovery from the Securities Depository, but Bank will not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

         (c) With respect to its responsibilities under this Section 5.1 and pursuant to Rule 17f-4 under the 1940 Act, Bank shall (i) exercise due care in accordance with reasonable commercial standards in discharging its duty as a Securities Intermediary to obtain and thereafter maintain such Financial Assets with Securities Depositories, (ii) provide, promptly upon request by Customer, such published reports as are available concerning Bank's internal accounting controls and financial strength, including, but not limited to, Bank's SAS 70 Report prepared by Bank's external auditors and (iii) to the extent that Bank uses subcustodians that are Securities Intermediaries and qualified to act as custodian in connection with the custody services under this Agreement, require any such subcustodian to exercise due care in accordance with reasonable commercial standards in discharging its duty as a Securities Intermediary to obtain and thereafter maintain Financial Assets corresponding to the Security Entitlements of its Entitlement Holders.

6.       ADDITIONAL PROVISIONS RELATING TO CUSTOMER


6.1      REPRESENTATIONS OF CUSTOMER AND BANK

         (a) Customer represents and warrants that (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use Bank as its custodian in accordance with the terms of this Agreement and to borrow money (both any short term or intraday borrowings in order to settle transactions prior to receipt of covering funds) and grant a lien over Financial Assets as provided in Section 4.3(a) hereof; (ii) assuming execution and delivery of this Agreement by Bank, this Agreement is Customer's legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement; (iii) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank; (iv) Bank may rely upon the certification of such other facts provided by Customer as may be required to administer Bank's obligations under this Agreement and Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications; and (v) it is a resident of the U.S. and shall notify Bank of any changes in residency.

         (b) Bank represents and warrants that (i) assuming execution and delivery of this Agreement by Customer, this Agreement is Bank's legal, valid and binding obligation, enforceable in accordance with its terms and (ii) it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement.


6.2      CUSTOMER TO PROVIDE CERTAIN INFORMATION TO BANK

         Upon request, Customer will promptly provide to Bank such information about itself and its financial status as Bank may reasonably request, including Customer's organizational documents and its current audited and unaudited financial statements.


6.3      CUSTOMER IS LIABLE TO BANK EVEN IF IT IS ACTING FOR ANOTHER PERSON

         If Customer is acting as an agent for a disclosed or undisclosed principal in respect of any transaction, cash or Financial Asset, Bank nevertheless will treat Customer as its principal for all purposes under this Agreement. In this regard, Customer will be liable to Bank as a principal in respect of any transactions relating to the Account in the absence of negligence or willful misconduct by Bank, its employees or agents. The foregoing will not affect any rights Bank might have against Customer's principal.

6.4      OBLIGATIONS OF CUSTOMER

         It is expressly acknowledged and agreed that the obligations of Customer hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of Customer personally, but shall bind only the assets and property of Customer as provided in Customer's Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Customer and signed by an officer of Customer, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of Customer as provided in Customer's Declaration of Trust.


7.  WHEN BANK IS LIABLE TO CUSTOMER


7.1      STANDARD OF CARE; LIABILITY

         (a) Bank will use reasonable care in performing its obligations under this Agreement. Bank will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

         (b) Bank agrees to defend, indemnify and hold Customer and its officers, directors and employees harmless from any and all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys' fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) ("Claims") arising directly from the negligence, bad faith or willful misfeasance of Bank in the performance of its duties hereunder. Nevertheless, under no circumstances will Bank be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts, Bank's performance under this Agreement, or Bank's role as custodian.

         (c) Customer will indemnify Bank Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of Bank Indemnitees in connection with or arising out of (i) Bank's performance under this Agreement, provided Bank Indemnitees have not acted with negligence or bad faith or engaged in fraud or willful misconduct in connection with the Liabilities in question, or (ii) any Bank Indemnitees' status as a holder of record of Customer's Financial Assets, provided that Bank uses reasonable care to provide prompt notice to Customer of the circumstances and all pertinent facts related to the claim for indemnification.

         (d) Subject to and without limiting Subsections 7.1(a), (b) or (c), Bank will have no duty or responsibility to:

             (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions;

             (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets;

             (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any Security other than as provided in Section 2.7(b) of this Agreement; or

              (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Bank is instructed to deliver Financial Assets or cash.

         (e) The indemnifying party shall have the option to defend the indemnified party against any claim which may be the subject of this indemnification, and in the event that the indemnifying party so elects, it will so notify the indemnified party, and thereupon the indemnifying party shall take over complete defense of the claim. In the event the indemnifying party elects to assume the control of the defense of the claim, the indemnified party may participate in such proceeding and retain additional counsel but shall bear all fees and expenses of such retention of such counsel, unless (i) the indemnifying party shall have specifically authorized the retention of such counsel, or (ii) if the indemnifying party and the indemnified party agree that the retention of such counsel is required as a result of a conflict of interest. In the event the indemnifying party assumes control of any proceeding, the indemnifying party shall keep the indemnified party notified of the progress of such proceeding and, upon request, consult with the indemnified party and counsel. The indemnifying party will, upon request by the indemnified party, either pay in the first instance or reimburse the indemnified party for any expense subject to indemnity hereunder. The indemnifying party shall not settle or compromise any proceeding without the prior written consent of the indemnified party unless
              (i) such settlement or compromise involves no admission of guilt, wrongdoing, or misconduct by the indemnified party, (ii) such settlement or compromise does not impose any obligations or restrictions on the indemnified party other than obligations to pay money that are subject to indemnity under this Agreement and
              (iii) the indemnifying party shall have paid or made arrangements satisfactory to the indemnified party for payment of amounts payable by the indemnified party in connection with such settlement. The indemnified party shall in no case confess any claim or make any compromise in any case which the indemnifying party will be asked to indemnify the indemnified party except with indemnifying party's prior written consent. The indemnified party shall be entitled to rely on and may act upon advice of counsel (who may be counsel for indemnifying party) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. It is understood and agreed that when the indemnified party is the Bank, this section (e) shall not apply to any claims that affect other Bank's customers.


7.2      FORCE MAJEURE

         (a) Bank will maintain and update from time to time business continuation and disaster recovery procedures with respect to its custody business that it reasonably determines from time to time meet reasonable commercial standards. Bank will have no liability, however, for any damage, loss, expense or liability of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, terrorism, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery (except where such fraud or forgery is attributable to Bank, its agents or their employees), malfunction of equipment or software (except where such malfunction is primarily attributable to Bank's negligence or willful misconduct in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including, without limitation, the non-availability of appropriate foreign exchange). Bank shall endeavor to promptly notify Customer when it becomes aware of any situation outlined above, but it shall not be liable for failure to do so.

         (b) In the event of a failure or a delay, Bank (i) shall not discriminate against any customer in making computer time and personnel available to input or process the transactions contemplated by this Agreement, and (ii) shall use its best efforts to ameliorate the effects of any such failure or delay. Each such event hereinbefore described is a "Force Majeure"). If, as a result of a Force Majeure, Bank is rendered unable, in whole or in part, to carry out its obligations under this Agreement (including, without limitation, the payment of money) then the obligations of Bank, so far as and to the extent that the obligations are affected by such Force Majeure, shall be suspended during the continuation of any inability so caused. Bank shall use reasonable efforts to resume service and mitigate loss to Customer through implementation of its disaster recovery and business continuation plan. Bank shall, as soon as reasonably practicable, notify Customer of a Force Majeure that may affect services provided to Customer under this Agreement.

         (c) Whenever a Force Majeure causes Bank to allocate limited resources between or among Bank's customers, Customer shall receive no less priority treatment than is accorded to other similarly situated customers of Bank, with respect to such allocation.


7.3      BANK MAY CONSULT WITH COUNSEL AND OTHER PROFESSIONAL ADVISERS

         Bank will be entitled to rely on, and may act upon the advice of counsel and other professional advisers, as applicable, in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and shall not be liable to Customer for any action reasonably taken or omitted in good faith pursuant to such advice.


7.4      BANK PROVIDES DIVERSE FINANCIAL SERVICES AND MAY GENERATE PROFITS
         AS A RESULT

         (a) Customer acknowledges that Bank or its Affiliates may have a material interest in transactions entered into by Customer with respect to the Accounts or that circumstances are such that Bank may have a potential conflict of duty or interest. For example, Bank or its Affiliates may:

               (i) act as a market maker in the Financial Assets to which the Instructions relate;

               (ii)  provide brokerage services to other customers;

               (iii) act as financial adviser to the issuer of such Financial
                     Assets;

               (iv) act in the same transaction as agent for more than one customer;

               (v) have a material interest in the issue of the Financial Assets; or

               (vi)  earn profits from any of the activities listed herein.

          (b) Customer further acknowledges that Bank or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer but that Bank is not under any duty to disclose any such information, except as otherwise required by the performance of its duties under this Agreement.


7.5      ASSETS HELD OUTSIDE BANK'S CONTROL

         Bank will not be obliged to hold Financial Assets or cash with any person not agreed to by Bank. Furthermore, Bank will not be obliged to register or record Financial Assets in the name of any person not agreed to by Bank. If, however, Customer makes such a request and Bank agrees to the request, the consequences of doing so will be at Customer's own risk. Bank will not be liable for any losses incurred as a result and may be precluded from providing some of the services referred to in this Agreement (for example, and without limitation, income collection, proxy voting, class action litigation and Corporate Action notification and processing).


7.6      ANCILLARY SERVICES

         Bank may use third parties to provide ancillary services (i.e., services that do not form part of the custody services contained in
         Article 2 and which include without limitation courier or pricing services). While Bank will use reasonable care in the selection and retention of such third parties, it will not be responsible for any errors or omissions made by such third party in providing the relevant services.


8.  TAXATION


8.1      TAX OBLIGATIONS

         (a) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of Customer's Accounts.

         (b) Customer will provide to Bank such certifications, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every material respect, not misleading in any material way, and contains all material information. Customer undertakes to notify Bank as soon as reasonably practicable if any information requires updating or correcting. Bank shall not be liable for any taxes, penalties, interest or additions to tax, payable or paid that result from:

               (i) the inaccurate completion of documents by Customer or any third party;

              (ii) the provision to Bank or a third party of inaccurate or misleading information by Customer or any third party;

              (iii) the withholding of material information by Customer or any third party; or

              (iv) any delay by any revenue authority or any other cause beyond Bank's control.

         (c) If Bank does not receive appropriate certifications, documentation and information then, as and when appropriate and required, additional tax shall be deducted from all income received in respect of the Financial Assets issued (including, but not limited to, U.S. non-resident alien tax and/or backup withholding tax).

         (d) Customer will be responsible in all events for the timely payment of all taxes relating to the Financial Assets in the Securities Account; provided, however, that Bank will be responsible for any penalty or additions to tax due solely as a result of Bank's willful misconduct, negligent acts or omissions with respect to paying or withholding tax or reporting interest, dividend or other income paid or credited to the Cash Account.


8.2      TAX RELIEF SERVICES WITH RESPECT TO AMERICAN DEPOSITORY RECEIPTS

         (a) Subject to the provisions of this Section, Bank will timely and accurately, but in accordance with commercially reasonable standards, apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Financial Assets comprised of American Depository Receipts, credited to the Securities Account that Bank believes may be available. To defray expenses pertaining to nominal tax claims, Bank may from time to time set minimum thresholds as to a de minimis value of tax relief claims or reduction of withholding which it will pursue in respect of income payments under this
              Section 8.2

         (b) The provision of a tax relief service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from Bank), prior to the receipt of Financial Assets comprised of American Depository Receipts in the Account or the payment of income.

         (c) Bank will perform tax relief services only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and Bank may, by notification in writing, in its absolute discretion, supplement or amend the countries in which this tax relief service is offered. Other than as expressly provided in this Section 8.2, Bank will have no responsibility with regard to Customer's tax position or status in any jurisdiction.


9.  TERMINATION


9.1      TERM AND TERMINATION

         (a) This Agreement shall be effective on the date first written above and shall continue until June 12, 2008 (the "Initial Term"). Upon the expiration of the Initial Term, this Agreement shall automatically renew for successive terms of one (1) year ("Renewal Terms") each, unless Customer or Bank provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days prior to the expiration of the Initial Term or the then current Renewal Term.

         (b)  Notwithstanding Section 9.1(a):

              (i) Either party may terminate this Agreement immediately on written notice to the other party in the event that a material breach of this Agreement by the other party has not been cured within thirty (30) days of that party being given written notice of the material breach;

              (ii) Either party may terminate this Agreement immediately on written notice to the other party upon the other party being declared bankrupt, entering into a composition with creditors, obtaining a suspension of payment, being put under court controlled management or being the subject of a similar measure;

              (iii) Bank may terminate this Agreement on sixty (60) days'
                    written notice to Customer in the event that Bank reasonably determines that Customer has ceased to satisfy Bank's customary credit requirements;

              (iv) Upon Customer's notice to Bank of (a) Customer's liquidation and termination, (b) Customer's filing of Form N-8F with the Securities and Exchange Commission to apply for deregistration as an investment company or (c) Customer's reorganization, either party may terminate this Agreement immediately on written notice to the other party, or on such date as may be specified in such written notice; and

              (v)   Customer may terminate this Agreement at any time on sixty
                    (60) days' written notice to Bank upon payment of a termination fee. The termination fee will be an amount equal to six (6) times the average monthly fees paid during the six month period prior to Customer's notice of termination, or since the date Bank commenced providing services under this Agreement if that period is less than six months. For the avoidance of any doubt, Customer shall not be obligated to pay any termination fee if it does not renew this Agreement under Section 9.1(a) or terminates this Agreement under Section 9.1(b)(i), (ii) or (iv).


9.2      EXIT PROCEDURE

         Customer will provide Bank full details of the persons to whom Bank must deliver Financial Assets and cash a reasonable period before the effective time of termination of this Agreement. If Customer fails to provide such details in a timely manner, Bank shall be entitled to continue to be paid fees under this Agreement until such time as it is able to deliver the Financial Assets and cash to successor custodian, but Bank may take such steps as it reasonably determines to be necessary to protect itself following the effective time of termination, including ceasing to provide transaction settlement services in the event that Bank is unwilling to assume any related credit risk. Bank will in any event be entitled to deduct any amounts, except contested fees or other legitimate and reasonable contested amounts owing to it under this Agreement, prior to delivery of the Financial Assets and cash (and, accordingly, Bank will be entitled to sell Financial Assets and apply the sale proceeds in satisfaction of any amounts, except contested fees or other legitimate and reasonable contested amounts owing to it under this Agreement). Customer will reimburse Bank promptly for all out-of-pocket expenses it reasonably incurs in delivering Financial Assets upon termination. Termination will not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

10. MISCELLANEOUS


10.1     NOTICES

         Notices (other than Instructions) under this Agreement will be served by registered mail, other courier or mail delivery with delivery confirmation or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.


10.2     SUCCESSORS AND ASSIGNS

         This Agreement will be binding on each of the parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld. Notwithstanding this prohibition, Customer may assign the right to recover losses to its insurer, investment manager or its affiliates that pay for losses sustained by Customer.


10.3     INTERPRETATION

         Headings are for convenience only and are not intended to affect interpretation. References to articles and sections are to articles and sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the sections and paragraphs of the sub-sections in which they appear.


10.4     ENTIRE AGREEMENT

         This Agreement, including the Schedules, Exhibits and any riders (and any separate agreement which Bank and Customer may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. This Agreement, including the Schedules, Exhibits and any riders (and any separate agreement which Bank and Customer may enter into with respect to any Cash Account) or any term hereof or thereof, may be changed or waived only by a written amendment, signed by each party.


10.5     INSURANCE

         Customer acknowledges that Bank will not be required to maintain any insurance coverage specifically for the benefit of Customer. Bank will, however, provide details of its own general insurance coverage to Customer on request.


10.6     SECURITY HOLDING DISCLOSURE

         With respect to Securities and Exchange Commission Rule 14b-2 under The Shareholder Communications Act regarding disclosure of beneficial owners to issuers of Securities, Bank is instructed not to disclose the name, address or Security positions of Customer in response to shareholder communications requests regarding the Account.

10.7     USA PATRIOT ACT DISCLOSURE

         Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires Bank to implement reasonable procedures to verify the identity of any person that opens a new Account with it. Accordingly, Customer acknowledges that Section 326 of the USA PATRIOT Act and Bank's identity verification procedures require Bank to obtain certain information ("identifying information") from Customer or on some occasions from third parties regarding Customer. Customer agrees to provide Bank with and consents to Bank obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by Bank.


10.8     GOVERNING LAW AND JURISDICTION

         This Agreement will be construed, regulated and administered under the laws of the U.S. or State of New York, as applicable, without regard to New York's principles regarding conflict of laws. The U.S. District Court for the Southern District of New York will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County will have sole and exclusive jurisdiction. Either of these courts will have the proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by Applicable Law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby.


10.9     SEVERABILITY; WAIVER; AND SURVIVAL

         (a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

         (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

         (c) The parties' rights, protections, and remedies under this Agreement shall survive its termination.

10.10    CONFIDENTIALITY

         (a) Each party shall keep confidential any information relating to the other party's business ("Confidential Information"). Confidential Information shall include (i) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of Customer or Bank and their respective subsidiaries and affiliated companies; (ii) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords Customer or Bank a competitive advantage over its competitors; (iii) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (iv) anything designated as confidential.

         (b) Notwithstanding the foregoing, information shall not be Confidential Information and shall not be subject to such confidentiality obligations if: (i) it is necessary for Bank to release such information in connection with the provision of services under this Agreement; (ii) it is already known to the receiving party at the time it is obtained; (iii) it is or becomes publicly known or available through no wrongful act of the receiving party; (iv) it is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality; (v) it is released by the protected party to a third party without restriction; (vi) it is requested or required to be disclosed by the receiving party pursuant to a court order, subpoena, governmental or regulatory agency request or law (provided the receiving party will provide the other party written notice of the same, to the extent such notice is permitted); (vii) it is relevant to the defense of any claim or cause of action asserted against the receiving party; (viii) it has been or is independently developed or obtained by the receiving party; or (ix) it is necessary for Bank to release such information to Bank's internal or external accountants or legal counsel who are subject to a duty of confidentiality.

         (c) Bank acknowledges and agrees that in connection with its services under this Agreement it receives non-public confidential portfolio holdings information ("Portfolio Information") with respect to Customer. Bank agrees that, subject to the foregoing provisions of and the exceptions set forth in this Section 10.10 (other than the exception set forth above in subsection (b)(i) of this Section 10.10, which exception shall not be applicable to Customer's Portfolio Information), Bank will keep confidential Customer's Portfolio Information and will not disclose Customer's Portfolio Information other than pursuant to a written certification or Instructions; provided that without the need for such a written certification or Instructions and notwithstanding any other provision of this Section 10.10 to the contrary, Customer's Portfolio Information may be disclosed to any third party pricing services, Securities Depositories, securities exchanges or Affiliates, in each case, to the extent necessary in connection with the provision of services under this Agreement and which shall be subject to a duty of confidentiality with respect to such Portfolio Information.


10.11    COUNTERPARTS

         This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.


10.12    NO THIRD PARTY BENEFICIARIES

         A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement. Notwithstanding this prohibition, this shall not limit the right to recover losses sustained by Customer by its insurer, investment manager or its affiliates who have paid for such losses.


10.13    CERTIFICATIONS

         From time to time as requested by Customer, Bank shall provide to Customer such certifications and sub-certifications, in the form agreed to by Customer and Bank, with respect to Form N-Qs, Form N-CSRs, compliance policies and procedures under Rule 38a-1 under the 1940 Act, and such other matters that may be reasonably requested by Customer or Customer's Chief Compliance Officer from time to time. In addition, Bank will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to Customer to enable Customer to fulfill its obligations under Rule 38a-1 of the 1940 Act.


10.14    SECTION 17(F)

         Bank acknowledges that it satisfies the requirements for a company that maintains custody of the investments of a registered management investment company as set forth in Section 17(f) of the 1940 Act.


10.15    REPORTS TO CUSTOMER BY INDEPENDENT PUBLIC ACCOUNTANTS

         Bank shall provide Customer at such times as Customer may reasonably require, which shall be at least annually, reports by independent public accountants as are available concerning Bank's internal accounting controls, financial strengths and procedures for safeguarding securities and other instruments as a custodian of such securities and other instruments, including but not limited to Bank's SAS 70 Report prepared by Bank's external auditors.

-------------------------------------------------------------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND      JPMORGAN CHASE BANK, N.A.
-------------------------------------------------------------------------------


By:__________________________________        By:________________________________

Name:                                        Name:
Title:                                       Title:

-------------------------------------------------------------------------------

SCHEDULE 1
PERSONS AUTHORIZED TO GIVE INSTRUCTIONS

--------------------------------------------------------------------------------

FULL NAME AND          METHOD OF       LIMITATION IN    TELEPHONE    SPECIMEN
OFFICIAL POSITION      INSTRUCTION*    AUTHORITY**      NUMBER       SIGNATURE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Signed for and on behalf of the Customer by:

Signature:

Name:

Position:





______________________________

*i.e., writing, telephone or facsimile

SCHEDULE 2
AUTHORIZED FUND MANAGERS/ADVISERS

(NOT APPLICABLE)



Persons authorized as fund managers will also have to complete an authority in similar form to Schedule 2, but with some additional wording. A specimen copy is attached as Appendix A.


--------------------------------------------------------------------------------
FULL NAME OF FUND        ADDRESS        ACCOUNTS FOR           LIMITATION IN
MANAGER/ADVISER                         WHICH AUTHORIZED*      AUTHORITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Signature:

Name:

Position:





______________________________

* If left blank, the Fund Manager is authorized to give instructions on ALL accounts.

APPENDIX A TO SCHEDULE 2
SPECIMEN FUND MANAGER MANDATE


TO:      JPMORGAN CHASE BANK, N.A.
         DOMESTIC CUSTODY DIVISION


                                  DATE: ____________________

Dear Sirs,



Re: Domestic Custody for                 (the "Customer").



We represent that we have been appointed by the Customer as its fund manager for the account(s) listed below and that we have full authority from the Customer to give instructions in respect of all transactions relating to the account(s). We agree to indemnify and hold JPMorgan harmless for any losses, costs or liabilities it or its agents incur as a result of any breach of this representation.

We set out the names and specimen signatures of those individuals authorized by us to operate accounts and give instructions on behalf of the Customer in respect of the account(s).

JPMorgan may accept and act on any instructions that have been verified in accordance with a Security Procedure, as defined in the Domestic Custody Agreement between JPMorgan and the Customer, or, if no such Security Procedure is applicable, which JPMorgan believes in good faith to have been given by one of those individuals listed below.

We acknowledge that JPMorgan may record our telephone conversations and agree to ensure that any codes, passwords or similar devices are reasonably safeguarded.

Unless specified otherwise, all persons authorized to give instructions shall be authorized to give instructions in respect of all securities and cash accounts, and shall be authorized to give instructions notwithstanding that they may result in an overdraft on any cash account.



Signed for and on behalf of [Name of Fund Manager]

Signature:



Name:

Position:

Evidence of Authority to sign this Letter is enclosed:

ACCOUNT(S) COVERED BY THIS MANDATE:


--------------------------------------------------------------------------------
FULL NAME AND       METHOD OF      LIMITATION IN     TELEPHONE     SPECIMEN
OFFICIAL POSITION   INSTRUCTION*   AUTHORITY**       NUMBER        SIGNATURE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------





______________________________

*i.e., writing, telephone or facsimile

SCHEDULE 3
ELECTRONIC ACCESS



1. The Bank shall permit the Customer and its Authorized Persons to access electronically the applications and products listed on Exhibit 1 to this Agreement (the "Products"). The Bank reserves the right to modify this Schedule 3 and, subject to the terms and conditions of the Agreement, the products and services available through the Products, upon notice to the Customer. The Bank shall endeavour to give the Customer reasonable notice of its termination or suspension of access hereunder to any Product, but may do so immediately upon written notice to the Customer if the Bank determines, in its sole discretion, that providing access to such Product would violate Applicable Law or that the security or integrity of such Product is at risk.

2. In consideration of the fees paid by the Customer to the Bank and subject to any applicable Software License Addendum in relation to Bank owned or sublicensed Software provided for a particular Application and Applicable Law, the Bank grants to the Customer on the terms of this
Schedule 3 a non-exclusive license to use the Products and the information and data made available to the Customer through the Products (the "Data") for the sole use of the Customer. The Customer may download the Data and print out hard copies for its reference, provided that it does not remove any copyright or other notices contained therein or any hyperlink or other reference to any such notice.

3. The rights and obligations of the parties with respect to the provision of certain cash products and services via the Products shall also be governed, to the extent not governed by this Agreement, by the Bank's terms and conditions relating to such products and services, as the same may be amended from time to time (the "Product Terms"). If and to the extent that there is a conflict between the Product Terms and this
Schedule 3, the provisions of this Schedule 3 shall prevail.

4. The Customer acknowledges that there are certain security, corruption, transaction error and access availability risks associated with using open networks such as the internet, and the Customer hereby expressly assumes such risks. The Customer shall make its own independent assessment of the adequacy of the internet and of the security procedures made available by the Bank. The Customer acknowledges and agrees that the selection and use by it of third party security and communications software and third party service providers is the sole responsibility of the Customer, and the Bank disclaims all risks related thereto, notwithstanding that the Bank may recommend certain security and/or communication software packages. All such software must be interoperable with the Bank's software. Each of the Customer and the Bank shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

5. Notwithstanding the other provisions of the Agreement, the Bank shall not be liable for any Liabilities arising out of the use or unavailability of the Bank's web site or any means provided by the Bank of accessing the Products through the Bank's web site in the absence of the Bank's gross negligence or willful misconduct.

6. The Customer shall not use the Products to transmit (i) any virus, worm, or destructive element or any programs or data that may be reasonably expected to interfere with or disrupt the Products or servers connected to the Products; (ii) material that violates the rights of another, including but not limited to the intellectual property rights of another; and (iii) "junk mail", "spam", "chain letters" or unsolicited mass distribution of e-mail.

7. The Customer shall promptly and accurately designate in writing to the Bank the geographic location of its users from time to time. The Customer further represents and warrants to the Bank that the Customer shall not access the service from any jurisdiction which the Bank informs the customer or where the Customer has actual knowledge that the service is not authorized for use due to local regulations or laws. Prior to submitting any document which designates the persons authorized to act on the Customer's behalf, the Customer shall obtain from each individual referred to in such document all necessary consents to enable the Bank to process the data set out therein for the purposes of providing the Products.


8. The Customer shall be responsible for the compliance of its Authorized Persons with the terms of this Schedule 3.

EXHIBIT 1 TO SCHEDULE 3
PRODUCTS

Browser based Applications:


-------------------------------------- --------------------------------------------------------------------
        NAME OF APPLICATION                            DESCRIPTION
-------------------------------------- --------------------------------------------------------------------
Accounting                                             Provides Internet-based access to verified
                                                       accounting data and net asset values.
-------------------------------------- --------------------------------------------------------------------
Accounting Statements                                  Enables Customer to download
                                                       official financial statement reports and
                                                       associated data files via the Internet.
-------------------------------------- --------------------------------------------------------------------
ACH Initiation                                         Provides Internet based access to
                                                       ACH transactions, allowing warehousing for
                                                       a period in advance of the settlement date,
                                                       interactive deletions, amount changes or
                                                       account modifications.
-------------------------------------- --------------------------------------------------------------------
Cash Balances and Transaction
Reporting                                              Allows retrieval of information, review of
                                                       transaction histories and determines cash flow for
                                                       accounts with the Bank and other financial
                                                       institutions worldwide in any currency.
-------------------------------------- --------------------------------------------------------------------
Cash Concentration Reporting
                                                       Provides Internet-based access to cash
                                                       concentration accounts supported by reports on
                                                       deposit banks, divisions and locations.
-------------------------------------- --------------------------------------------------------------------

Compliance                                             Provides internet-based compliance reporting
                                                       according to client-defined criteria
                                                       permitting the identification and
                                                       resolution of violations to client investment
                                                       guidelines.
-------------------------------------- --------------------------------------------------------------------
Compliance File Upload
                                                       Permits third party compliance
                                                       clients to send their portfolio details to the
                                                       Bank. Compliance results are delivered via the
                                                       internet-based compliance reporting
                                                       application.
-------------------------------------- --------------------------------------------------------------------
Continuous Linked Settlement
                                                       Allows users to monitor their
                                                       Continuous Linked Settlement positions and
                                                       individual trades via the Internet via a range
                                                       of inquiry and reporting
                                                       functions. Optional Continuous Linked
                                                       Settlement transaction entry is also available.
-------------------------------------- --------------------------------------------------------------------
Corporate Action Instructions                          Provides Internet-based instruction capability for
                                                       U.S. and global voluntary corporate actions
                                                       together with intraday notifications of voluntary
                                                       corporate action events.
-------------------------------------- --------------------------------------------------------------------
DataXchange                                            A utility to reformat and translate data to
                                                       enable integration between client systems
                                                       and the Bank.
-------------------------------------- --------------------------------------------------------------------
File Delivery / Messenger
                                                       Enables Customer to
                                                       securely download report
-----------------------------------------------------------------------------------------------------------


                                     - 31 -


-------------------------------------- --------------------------------------------------------------------
NAME OF APPLICATION                                    DESCRIPTION
-------------------------------------- --------------------------------------------------------------------
                                                       and/or custom data files using SSL encryption.
                                                       Customer may also utilise the Bank's
                                                       Messenger software to schedule automated
                                                       downloads.
-------------------------------------- --------------------------------------------------------------------
Funds Transfer Initiation
                                                       Provides initiation of multi currency payments
                                                       (through file import, use of free formats or
                                                       templates) from accounts with the Bank and other
                                                       financial institutions.
-------------------------------------- --------------------------------------------------------------------
Funds Transfer Reporting
                                                       Provides Internet-based transaction reports for
                                                       wires initiated through JPMorgan ACCESS as
                                                       predefined (repetitive)and free-form transfers
                                                       for accounts with the Bank and other financial
                                                       institutions.
-------------------------------------- --------------------------------------------------------------------
Inquiry and Customer Services
                                                       Provides Internet based access to funds transfer
                                                       transaction details,initiation of
                                                       investigations, receipt of responses and
                                                       generation of analytical reports at any time.
-------------------------------------- --------------------------------------------------------------------
Liquidity Reporting and
Transaction Services                                   Provides cash concentration services via the
                                                       Internet by facilitating the physical movement of
                                                       funds from one account (subsidiary account) to
                                                       another account (concentration account).
-------------------------------------- --------------------------------------------------------------------
News & Reference
                                                       Provides Internet access to the
                                                       Bank's research reports together with global
                                                       network information,
                                                       financial news and market quotes.
-------------------------------------- --------------------------------------------------------------------
Performance                                            Provides flexible Internet access to a
                                                       security level, multi-currency performance measurement
                                                       system. Customizable portfolio analytical and
                                                       reporting capabilities include risk analysis,
                                                       attribution analysis and "what-if" testing
-------------------------------------- --------------------------------------------------------------------
Secure eMail                                           Provides a secure means for Customer to
                                                       communicate online with Bank personnel.
-------------------------------------- --------------------------------------------------------------------
Transaction Initiation                                 Provides Internet-based capability for entry and
                                                       transmission of U.S. and global custody
                                                       transactions.
-------------------------------------- --------------------------------------------------------------------
Trustee and Fiduciary Services                         Provides Internet-based capability for intra-day
                                                       processing, reporting and enquiry for the Bank's
                                                       trustee and depository clients
-------------------------------------- --------------------------------------------------------------------
Views Reporting / Portfolio Views
                                                       Provides Internet-based custody,
                                                       accounting and securities lending
                                                       reporting on an intra-day,
                                                       close-of-business or historical basis. Bank
                                                       clients may choose from standard board-room
                                                       quality reports or create and save custom formats.
-------------------------------------- --------------------------------------------------------------------


                                     - 32 -


Software based Applications:

------------------------------------------------------- -----------------------------------------------------

NAME OF APPLICATION                                     DESCRIPTION
------------------------------------------------------- -----------------------------------------------------
Cash Decision Worksheet (CDW)
                                                        Provides the ability to integrate data from IM
                                                        and CPS modules as well as importing
                                                        transactions from the client's account
                                                        receivable/payment systems into a Microsoft
                                                        Excel spreadsheet to allow customers to
                                                        arrive at a more accurate cash position
------------------------------------------------------- -----------------------------------------------------
Client Payment System (CPS)
                                                        Provides a global payment system that
                                                        supports domestic and global wire transfer in
                                                        multiple currencies, supporting both the Bank
                                                        and multibank institutions around the
                                                        world. Offers US ACH payments against
                                                        pre-established accounts worldwide
------------------------------------------------------- -----------------------------------------------------
FX Trader (CTS)                                         A real time
                                                        foreign currency trading and payment system that
                                                        offers the ability to initiate foreign
                                                        currency wires and print foreign currency drafts.
------------------------------------------------------- -----------------------------------------------------
General Ledger (G/L)                                    Provides automatic and manual posting of bank
                                                        transactions to general ledger accounts.
                                                        User-defined posting rules provide the
                                                        ability to automatically assign general ledger
                                                        account numbers to each bank reported
                                                        transaction
------------------------------------------------------- -----------------------------------------------------
Info-Xchange (CIO)                                      Provides the ability to transmit
                                                        payment files to and receive confirmations
                                                        from the Bank and required level of
                                                        security for these files.
------------------------------------------------------- -----------------------------------------------------
Infostation Administration                              Permits the Customer to
                                                        establish user access to the electronic banking
                                                        services formerly known as Single Sign-on.
------------------------------------------------------- -----------------------------------------------------
InfoStation InfoMatch                                   Provides a file comparison tool for
                                                        comparing the Customer's file records with an
                                                        InfoStation Reporter file.
------------------------------------------------------- -----------------------------------------------------
Infostation Query                                       Permits U.S. custody inquiry initiation, which
                                                        allows for investigation of inquiries sent by the
                                                        Customer to the Bank's custody operations and/or
                                                        the Bank's Customer Service team.  Provides the
                                                        ability to follow the status of the investigation
                                                        (formerly known as InfoQ).
------------------------------------------------------- -----------------------------------------------------
Information Manager (IM)                                Provides balance and transaction
                                                        information retrieval in addition to storage and
                                                        inquiry capabilities for multicurrency accounts
                                                        with the Bank and other financial institutions
                                                        worldwide.
------------------------------------------------------- -----------------------------------------------------
InfoStation Reporter                                    Permits the Customer to access
                                                        information related to global custody account
                                                        holdings, transactions and cash records.
------------------------------------------------------- -----------------------------------------------------


                                     - 33 -


------------------------------------------------------- -----------------------------------------------------
NAME OF APPLICATION                                     DESCRIPTION
------------------------------------------------------- -----------------------------------------------------
Infostation Transaction Initiation                      Permits the entry and transmission of U.S. and
                                                        global custody transactions (formerly known as
                                                        Transaction Entry).
------------------------------------------------------- -----------------------------------------------------
TITAN (Trust Information Transaction Accounting         Permits the Customer to access US domestic pension
Network)                                                and custody account asset information, transaction
                                                        records and cash projection information.
------------------------------------------------------- -----------------------------------------------------
TITAN Trade Data Entry                                  Permits the Customer's issuance
                                                        of instructions relating to U.S. domestic
                                                        securities and cash assets under an
                                                        authentication protocol, via Cheetah
                                                        communications software.
------------------------------------------------------- -----------------------------------------------------
Transaction Reconciliation (Recon)                      Offers the ability to
                                                        match (reconcile) bank reported transactions to
                                                        client transactions using a set of client
                                                        specified criteria.
------------------------------------------------------- -----------------------------------------------------
Xchange                                                 Provides an interface between InfoStation
                                                        Reporter data and industry standard
                                                        portfolio management systems such as PAM and
                                                        CAMRA.
------------------------------------------------------- -----------------------------------------------------


SCHEDULE 4

Fees
-------------------------------------------------------------------------------
DOMESTIC CUSTODY CORE SERVICE FEES
-------------------------------------------- ----------------------------------
PRODUCT                                       FEE
-------------------------------------------- ----------------------------------

MARKET VALUE FEES                             ANNUAL FEE

   All domestic assets                            0.75 bp


U.S. MARKET TRANSACTION CHARGES               PER TRANSACTION

   Book Entry                                   $ 5.00
   Physical Transactions                        $50.00
   Futures/Options                              $30.00
   Repurchase Agreements                        $ 8.00
   Corporate Actions - Voluntary                $30.00
   Corporate Actions - Mandatory                $16.00
   Stock Dividend - Book Entry                  $14.00
   Stock Dividend - Physical                    $26.00
   Wire Transfers                               $ 8.00

--------------------------------------------- ---------------------------------




GLOBAL CUSTODY CORE SERVICE FEES
Asset charges (per annum) and Transaction charges (per security movement)

-------------------------------------------- ----------------------------------
MARKET OF             HOLDINGS               TRANSACTIONS
INVESTMENT           (BASIS POINTS)          (U.S. DOLLARS)
-------------------------------------------- ----------------------------------
Euroclear              1.50                  20.00
------------------------------------------------------------------------------





OUT-OF-POCKET FEES
-------------------------------------------------------------------------------
OUT-OF-POCKET CHARGES
-------------------------------------------------------------------------------

The Fund will reimburse JPMWSS for reasonable out-of-pocket expenses incurred on its behalf.

Custody out-of-pocket charges include, but are not limited to, re-registration charges, scrip fees, ad valorum taxes, transportation costs for shipment of physical securities, etc.

-------------------------------------------------------------------------------

JPMORGAN  [GRAPHIC OMITTED]




================================================================================
GLOBAL CUSTODY RIDER
TO DOMENSTIC CUSTODY AGREEMENT
BETWEEN
FIRST TRUST ACTIVE DIVIDEND INCOME FUND
AND
JPMORGAN CHASE BANK, N.A.
================================================================================














JPMORGAN  [GRAPHIC OMITTED]

                              GLOBAL CUSTODY RIDER

                                       TO

                           DOMESTIC CUSTODY AGREEMENT


1.       INTENTION OF THE PARTIES; DEFINITIONS

         1.1      INTENTION OF THE PARTIES.

                  (a) This Rider together with the Domestic Custody Agreement sets out the terms on which Bank will be providing custodial, settlement and other associated services to the Customer with respect to Global Securities (i.e. Securities other than U.S. Securities, which are governed exclusively by the terms of the Domestic Custody Agreement). To the extent there are any inconsistencies between the terms of the Domestic Custody Agreement and the terms of this Rider, the terms of this Rider shall govern.

                  (b) Investing in Financial Assets and cash in foreign jurisdictions may involve risks of loss or other special features. The Customer acknowledges that Bank is not providing any legal, tax or investment advice in providing the services under this Rider and will not be liable for any losses resulting from Country Risk.

         1.2      DEFINITIONS.

                  All capitalized terms used in this Rider, unless defined herein, shall have the meanings given to such terms as set forth in the Domestic Custody Agreement.

         "1940 ACT" means Investment Company Act of 1940, as amended.

         "AFFILIATED SUBCUSTODIAN" means a Subcustodian that is an Affiliate.

         "AFFILIATED ELIGIBLE FOREIGN CUSTODIAN" means an Eligible Foreign Custodian that is an Affiliate.

         "BANK" means JPMorgan Chase Bank, N.A.

         "BANK'S LONDON BRANCH" means the London branch office of JPMorgan Chase Bank, N.A.

         "COUNTRY RISK" means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from nationalization, expropriation or other governmental actions; the country's financial infrastructure, including prevailing custody, tax and settlement practices; laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody; the regulation of the banking and securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

          "CUSTOMER" means First Trust Active Dividend Income Fund.

          "DOMESTIC CUSTODY AGREEMENT" OR "DCA" means the Domestic Custody Agreement between Bank and Customer.

          "ELIGIBLE FOREIGN CUSTODIAN" means a Subcustodian appointed by Bank from time to time to hold Financial Assets that meets the following criteria: (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof; (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; and (iii) any other entity (other than an Eligible Securities Depository) that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

          "ELIGIBLE SECURITIES DEPOSITORY" has the meaning set forth in paragraph (b)(1) of Rule 17f-7.

          "FINANCIAL ASSETS" as used in this Rider shall relate exclusively to Global Securities.

          "FOREIGN CUSTODY MANAGER" has the meaning set forth in paragraph (a) of Section 2.10 of this Rider.

          "GLOBAL SECURITIES" has the meaning of Foreign Assets set forth in paragraph (a)(2) of Rule 17f-5.

          "RULE 17F-5" means Rule 17f-5 promulgated under the 1940 Act.

          "RULE 17F-7" means Rule 17f-7 promulgated under the 1940 Act.

          "SEC" means the Securities and Exchange Commission.

          "SUBCUSTODIAN" means any of the subcustodians appointed by Bank from time to time to hold Securities and act on its behalf in different jurisdictions (and being at the date of this Rider the entities listed in Schedule 1) and includes any Affiliated Subcustodian. Subcustodians are Securities Intermediaries.

          "U.S. BANK" means a U.S. bank as defined in paragraph (a)(7) of Rule 17f-5.


 2.       WHAT BANK IS REQUIRED TO DO

          2.1      CASH ACCOUNTS.

                   (a) For the purpose of this Rider, Cash Accounts mean one or more deposit accounts in the name of Customer at Bank's London Branch. Any cash so deposited with Bank's London Branch shall be payable exclusively by Bank's London Branch in the applicable currency, subject to compliance with any Applicable Law, including, without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

                   (b) Notwithstanding paragraph (a) hereof, cash held in respect of those markets where Customer is required to have a cash account in its own name held directly with the relevant Eligible Foreign Custodian or Eligible Securities Depository will be held in that manner and will not be part of the Cash Account.

          2.2      SEGREGATION OF ASSETS; NOMINEE NAME.

                   (a) Bank will require each Eligible Foreign Custodian to identify in its own records that Financial Assets held at such Eligible Foreign Custodian by Bank on behalf of its customers belong to customers of Bank (to the extent permitted by Applicable Law or market practice), such that it is readily apparent that the Financial Assets do not belong to Bank or the Eligible Foreign Custodian.

                   (b) Bank and Eligible Foreign Custodian are authorized to register in the name of Eligible Foreign Custodian such Financial Assets as are customarily held in registered form. Customer authorizes Bank or its Eligible Foreign Custodian to hold Financial Assets in omnibus accounts on a fungible basis and to accept delivery of Financial Assets of the same class and denomination as those deposited with Bank or the Eligible Foreign Custodian.

          2.3      INCOME COLLECTION; AUTOCREDIT.

                   Bank shall provide income collection and AutoCredit service for Global Securities as set forth in Section
                   2.7 of the DCA.

          2.4     ONTRACTUAL SETTLEMENT DATE ACCOUNTING.

                  If Customer has elected to have contractual settlement date accounting basis service for the Global Securities credited to its Securities Account, Bank will provide such service with respect to the settlement of transactions in those global markets where the service is offered as provided in Section
                  2.5 of the DCA.


          2.5     PROXY VOTING WITH RESPECT TO GLOBAL SECURITIES.

                  (a) Bank will monitor information distributed to holders of Financial Assets about upcoming shareholder meetings, promptly notify the Customer of such information and, subject to
                           Section 2.5(c) hereof, act in accordance with Customer's Instructions in relation to such meetings (the "PROXY VOTING SERVICE").

                  (b) The Proxy Voting Service is available only in certain markets, details of which are available from Bank on request. Provision of the Proxy Voting Service is conditional upon receipt by Bank of a duly completed enrollment form as well as additional documentation that may be required for certain markets.

                  (c) The Proxy Voting Service does not include physical attendance at shareholder meetings. Requests for physical attendance at shareholder meetings can be made but they will be evaluated and agreed to by Bank on a case by case basis.

                  (d) Customer acknowledges that the provision of the Proxy Voting Service may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to:

                                  (i)   the Financial Assets being on loan or
                                        out for registration;

                                  (ii)  the pendency of conversion or another
                                        corporate action;

                                  (iii) the Financial Assets being held in a
                                        margin or collateral account at Bank or
                                        another bank or broker, or otherwise in
                                        a manner which affects voting; and

                                  (iv)  local market regulations or practices,
                                        or restrictions by the issuer.

                        Additionally, in some cases Bank may be
                        required to vote all shares held for a
                        particular issue for all of Bank's customers in the same way. Bank will inform Customer where this is the case.

          2.6      ACCESS TO ELIGIBLE FOREIGN CUSTODIAN'S RECORDS.

                   Subject to restrictions under Applicable Law, Bank will obtain an undertaking to permit Customer's auditors and independent public accountants reasonable access to the records of any Eligible Foreign Custodian of Financial Assets held in the Securities Account as may be required in connection with such examination.

          2.7 MAINTENANCE OF FINANCIAL ASSETS AT ELIGIBLE FOREIGN CUSTODIAN LOCATIONS.

                   Unless Instructions (as detailed in Article 3 entitled "Instructions" of the DCA) require another location acceptable to Bank, Financial Assets will be held in the country or jurisdiction in which their principal trading market is located, where such Financial Assets may be presented for payment, where such Financial Assets were acquired or where such Financial Assets are held. Bank reserves the right to refuse to accept delivery of Financial Assets or cash in countries and jurisdictions other than those referred to in Schedule 1 to this Rider, as in effect from time to time.

          2.8      TAX RELIEF SERVICES.

                   Bank will provide for Global Securities, as set forth in Section 8.2 of the DCA, the same tax relief services that Bank provides for American Depository Receipts.

          2.9      FOREIGN EXCHANGE TRANSACTIONS.

                   To facilitate the administration of Customer's trading and investment activity, Bank may, but will not be obliged to, enter into spot or forward foreign exchange contracts with Customer, or an Authorized Person, and may also provide foreign exchange contracts and facilities through its Affiliates or Subcustodians. Instructions, including standing Instructions, may be issued with respect to such contracts, but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Rider, will apply to such transactions.

          2.10     COMPLIANCE WITH RULE 17F-5.

                   (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in paragraph (a)(3) of Rule 17f-5 as promulgated under the 1940 Act), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in paragraph (a)(1) of Rule 17f-5, and as the same may be amended from time to time, or that have otherwise been exempted pursuant to an SEC exemptive order) to hold foreign Financial Assets and cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in paragraph (c)(2) of Rule 17f-5) and (iii) monitoring such foreign custody arrangements (as set forth in paragraph (c)(3) of Rule 17f-5).

                   (b)    In connection with the foregoing, Bank shall:

                                  (i)   provide written reports notifying
                                        Customer's Board of the placement of
                                        Financial Assets and cash with
                                        particular Eligible Foreign Custodians
                                        and of any material change in the
                                        arrangements with such Eligible Foreign
                                        Custodians, with such reports to be
                                        provided to Customer's Board at such
                                        times as the Board deems reasonable and
                                        appropriate based on the circumstances
                                        of Customer's foreign custody
                                        arrangements (and, until further notice
                                        from Customer, such reports shall be
                                        provided not less than quarterly with
                                        respect to the placement of Financial
                                        Assets and cash with particular Eligible
                                        Foreign Custodians and with reasonable
                                        promptness upon the occurrence of any
                                        material change in the arrangements with such Eligible Foreign Custodians);

                                  (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of foreign Financial Assets and cash would exercise;

                                  (iii) in selecting an Eligible Foreign
                                        Custodian, first have determined that
                                        foreign Financial Assets and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Financial Assets and cash, including, without limitation, those factors set forth in paragraphs (c)(1)(i)-(iv) of Rule 17f-5;

                                  (iv) determine that the written contract with an Eligible Foreign Custodian requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and cash based on the standards applicable to custodians in the relevant market; and

                                  (v) have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and cash with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and cash.

                         Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain foreign Financial Assets and cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

                   (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.


                   (d) Bank represents to Customer that it is a U.S. Bank as defined in paragraph (a)(7) of Rule 17f-5. Customer represents to Bank that: (1) the foreign Financial Assets and cash being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) (i) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager or (ii) its Board or its investment adviser shall have determined that Customer may maintain foreign Financial Assets and cash in each country in which Customer's Financial Assets and cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.


                   (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.


                  2.11   COMPLIANCE WITH RULE 17F-7.

                   (a) Bank shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer's foreign Financial Assets and cash with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's foreign Financial Assets and cash at such Depository) and at which any foreign Financial Assets and cash of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its foreign Financial Assets and cash held. Bank shall monitor the custody risks associated with maintaining Customer's foreign Financial Assets and cash at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

                   (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in
                         Section 2.11(a) above.

                   (c) Based on the information available to it in the exercise of reasonable care, prudence and diligence, Bank shall determine the eligibility under Rule 17f-7 of each depository before including it as an Eligible Securities Depository on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix
                          1-B hereto, and as the same may be amended on notice to Customer from time to time.)


          2.12     HOLDING FINANCIAL ASSETS.

                   Bank shall identify on its books as belonging to Customer the Financial Assets held by each Eligible Foreign Custodian or Eligible Securities Depository. Bank may hold Financial Assets for all of its customers, including Customer, with any Eligible Foreign Custodian in an account that is identified as belonging to Bank for the benefit of its customers, provided however, that the records of Bank with respect to Financial Assets of Customer which are maintained in such account shall identify those securities as belonging to Customer.

          2.13     COMPLIANCE WITH LAWS.

                   Bank undertakes to comply with all applicable laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by Bank hereunder (including without limitation Rule 17f-5 and Rule 17f-7).

3.       INSTRUCTIONS

         Bank will act upon all Instructions received from Customer with respect to the Financial Assets and cash held for the Accounts in accordance with Article 3 of the DCA and this Rider.

4.       FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

        4.1      FEES AND EXPENSES.

                 Customer will pay Bank for its services under this Rider such fees as may be agreed upon in writing from time to time, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Invoices will be payable within thirty (30) days of the date of the invoice. If the Customer disputes an invoice, it shall nevertheless pay on or before the date that payment is due such portion of the invoice as is not subject to a bona fide dispute. The Bank may deduct amounts invoiced from the Cash Account except to the extent that the Customer has objected to the invoice within thirty (30) days of the date of the invoice (or such other period as the parties may agree in writing).

        4.2      OVERDRAFTS.

                 If a debit to any currency in the Cash Account results in a debit balance in that currency, then Bank may, in its discretion, (i) advance an amount equal to the overdraft, (ii) reject the settlement in whole or in any part, or (iii) if posted to the Securities Account, reverse the posting of the Financial Assets credited to the Securities Account. If Bank elects to make such an advance, the advance will be deemed a loan to Customer, payable on demand, bearing interest at the rate charged by Bank from time to time, for overdrafts incurred by customers similar to Customer, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar overdrafts available from time to time. No prior action or course of dealing on Bank's part with respect to the settlement of transactions on Customer's behalf will be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the Account.

5.               ELIGIBLE FOREIGN CUSTODIANS

         5.1     APPOINTMENT OF ELIGIBLE FOREIGN CUSTODIANS.

                 (a) Subject to Section 2.10 of this Rider, Bank is authorized under this Rider to act through and hold Customer's Financial Assets with Eligible Foreign Custodians, being at the date of this Rider the entities listed in Schedule 1 and/or such other entities as Bank may appoint as Eligible Foreign Custodians. Bank will use reasonable care, prudence and diligence in the selection, monitoring and continued appointment of such Eligible Foreign Custodians. In addition, subject to Section 2.11 of this Rider, Bank and each Eligible Foreign Custodian may deposit Financial Assets with, and hold Financial Assets in any Eligible Securities Depository on such terms as such Eligible Securities Depository customarily operates and Customer will provide Bank with such documentation or acknowledgements that Bank may require to hold the Financial Assets in such Eligible Securities Depository. At the request of Customer, Bank may, but need not, add to Appendix 1-B an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

                 (b)    Any agreement Bank enters into with an Eligible
                        Foreign Custodian for holding Bank's customers' Financial Assets will satisfy the requirements of paragraph (c)(2) of Rule 17f-5. Bank shall be responsible for all claims for payment of fees for safe custody or administration so that no Eligible Foreign Custodian exercises any claim for such payment against Customer's assets. Where an Eligible Foreign Custodian deposits Financial Assets with an Eligible Securities Depository, Bank will cause the Eligible Foreign Custodian to identify on its records as belonging to Bank, as agent, the Financial Assets shown on the Eligible Foreign Custodian's account at such Eligible Securities Depository. The foregoing will not apply to the extent of any special agreement or arrangement made by Customer with any particular Eligible Foreign Custodians.

          5.2      LIABILITY FOR ELIGIBLE FOREIGN CUSTODIANS.

                   (a) Subject to the limitations of liability of Bank set forth in paragraph (b) of Section 7.1 of the DCA, Bank will be liable only for direct losses incurred by Customer that result from:

                                  (i)   the failure by an Eligible Foreign
                                        Custodian to use reasonable care in the
                                        provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful default of such Eligible Foreign Custodian in the provision of custodial services by it; or

                                  (ii)  the insolvency of any Affiliated
                                        Eligible Foreign Custodian.

                   (b) Subject to paragraph (a) of Section 5.1 of this Rider and Bank's duty to use reasonable care, prudence and diligence in the monitoring of an Eligible Foreign Custodian's financial condition as reflected in its published financial statements and other publicly available financial information concerning it customarily reviewed by Bank in its oversight process, Bank will not be responsible for the insolvency of any Eligible Foreign Custodian which is not a branch or an Affiliated Eligible Foreign Custodian.

                   (c) Subject to Section 2.10 of this Rider, Bank reserves the right to add, replace or remove Eligible Foreign Custodians. Bank will give prompt notice of any such action, which will be advance notice if practicable. Upon request by Customer, Bank will identify the name, address and principal place of business of any Eligible Foreign Custodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Eligible Foreign Custodian.

          5.3      LIABILITY FOR SECURITIES DEPOSITORIES.

                   Except as set forth in Section 2.11 of this Rider, Bank is not responsible for the selection or monitoring of any Eligible Securities Depository and will not be liable for any act or omission by (or the insolvency of) any Eligible Securities Depository. Nevertheless, Bank shall comply with Section 7.1(a) of the DCA in its interactions with Eligible Securities Depositories, and such interactions are subject to Section 7.1(b) of the DCA. In the event Customer incurs a loss due to the negligence, bad faith, willful misconduct or insolvency of an Eligible Securities Depository, Bank will make good faith efforts to seek recovery from the Eligible Securities Depository, but Bank will not be obligated to institute legal proceedings, file a proof of claim in any insolvency proceeding or take any similar action.

6.       WHEN BANK IS LIABLE TO CUSTOMER

         Bank and Customer shall be entitled to all the protective provisions of Article 7 of the DCA in the performance of Bank's duties and obligations under this Rider. Under Section 7.1(c) of the DCA, Bank shall be indemnified by Customer for any Liability Bank may incur in connection with the provision by an Eligible Foreign Custodian of the services set forth in this Rider, except in connection with any Liability for which Bank is liable under Section 5.2 of this Rider or which is the result of Bank's failure to comply with Section 2.10 of this Rider or Section 7.1(a) of the DCA.

7.       ADDITIONAL TAX OBLIGATIONS

         Customer will provide to Bank such certifications, documentation and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way and contains all material information. Customer undertakes to notify Bank immediately if any information requires updating or correcting.

8.       MISCELLANEOUS

         8.1      INFORMATION CONCERNING DEPOSITS AT BANK'S LONDON BRANCH.

                  The Financial Services Compensation Scheme (the "FSCS") was created under the Financial Services and Markets Act 2000. The terms of the FSCS offer protection in connection with deposits and investments in the event of the person to whom Bank's London Branch provides services suffering a financial loss as a direct consequence of Bank's London Branch being unable to meet any of its liabilities, and subject to the FSCS rules regarding eligible claimants and eligible claims, the Customer may have a right to claim compensation from the FSCS. Subject to the terms of the FSCS, the limit on the maximum compensation sum payable by the FSCS in relation to investment business is (pound)48,000 and in relation to deposits is (pound)31,700. A detailed description of the FSCS (including information on how to make a claim, eligibility criteria and the procedures involved) is available from the FSCS who can be contacted at 7th Floor, Lloyds Chambers, Portsoken Street, London, E1 8BN.

         8.2      SEVERABILITY AND WAIVER.

                  (a) If one or more provisions of this Rider are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

                  (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right under this Rider operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Rider, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

                  (c) The parties' rights, protections and remedies under this Rider shall survive its termination.

         8.3      SECTIONS INCORPORATED BY REFERENCE.

                  For the avoidance of doubt, the entire Article 10 of the DCA is incorporated by reference into this Rider. All references to "Agreement" therein shall be read to include this Rider.

         8.4      TERMINATION.

                  (a) Customer may terminate this Rider on sixty (60) days' written notice to Bank without the payment of any termination fee. Bank may terminate this Rider on one hundred and eighty (180) days' written notice to Customer.

                  (b)    Notwithstanding Section 8.4(a):

                                  (i)   Either party may terminate this Rider
                                        immediately on written notice to the
                                        other party in the event that a material breach of this Rider by the other party has not been cured within thirty (30) days of that party being given written notice of the material breach;

                                 (ii)  Either party may terminate this Rider
                                       immediately on written notice to the
                                       other party upon the other party being
                                       declared bankrupt, entering into a
                                       composition with creditors, obtaining a
                                       suspension of payment, being put under
                                       court controlled management or being the subject of a similar measure; and

                               (iii)   Bank may terminate this Rider on sixty
                                       (60) days' written notice to Customer in the event that Bank reasonably determines that Customer has ceased to satisfy Bank's customary credit requirements.

                  (c) This Rider shall automatically terminate with the termination or nonrenewal of the DCA. Article 9 of the DCA, to the extent applicable, shall apply to any such termination of this Rider.


          8.5    OBLIGATIONS OF CUSTOMER.

                 For the avoidance of doubt, Section 6.4 of the DCA is incorporated by reference into this Rider.



-------------------------------------------------------------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND       JPMORGAN CHASE BANK, N.A.
-------------------------------------------------------------------------------

By:__________________________________         By:______________________________

Name:                                         Name:
Title:                                        Title:
Date:                                         Date:
-------------------------------------------------------------------------------

                                  Appendix 1-A

                       Information Regarding Country Risk


         1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information:

         A.   Opinions of local counsel concerning:

         i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

         ii. Whether applicable foreign law would restrict Customer's ability to recover its Financial Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

         iii. Whether applicable foreign law would restrict Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.


         B.   Written information concerning:

         i. The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Financial Assets.

         ii. Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.


         C.   A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) depositories (including depository evaluation), if any.

         2. To aid Customer in monitoring Country Risk, Bank shall furnish board the following additional information:

         Market flashes, including with respect to changes in the information in market reports.

                                  Appendix 1-B

                        ELIGIBLE SECURITIES DEPOSITORIES

-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
ARGENTINA                  CVSA                                           Equity, Corporate Debt, Government Debt
                           (Caja de Valores S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CRYL                                           Government Debt
                           (Central de Registration y Liquidacion de
                           Instrumentos de Endeudamiento Publico)
-------------------------- ---------------------------------------------- -----------------------------------------------
AUSTRALIA                  Austraclear Limited                            Corporate Debt, Money Market, Government Debt
                                                                          and Semi-Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CHESS                                          Equity
                           (Clearing House Electronic Sub-register
                           System)
-------------------------- ---------------------------------------------- -----------------------------------------------
AUSTRIA                    OeKB                                           Equity, Corporate Debt, Government Debt
                           (Oesterreichische Kontrollbank AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
BAHRAIN                    CSDR                                           Equity
                           (Clearing, Settlement, Central Depository
                           and Registry System)
-------------------------- ---------------------------------------------- -----------------------------------------------
BANGLADESH                 CDBL                                           Equity, Government Debt
                           (Central Depository Bangladesh Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
BELGIUM                    Euroclear Belgium                              Equity, Corporate Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NBB                                            Corporate Debt, Government Debt
                           (National Bank of Belgium)
-------------------------- ---------------------------------------------- -----------------------------------------------
BERMUDA                    BSD                                            Equity
                           (Bermuda Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
BRAZIL                     CBLC                                           Equity
                           (Companhia Brasileira de Liquidacao e
                           Custodia)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CETIP                                          Corporate Debt
                           (Central de Custodia e de Liquidacao
                           Financiera de Titulos Privados)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SELIC                                          Government Debt
                           (Sistema Especial de Liquidacao e Custodia)
-------------------------- ---------------------------------------------- -----------------------------------------------
BULGARIA                   BNB                                            Government Debt
                           (Bulgaria National Bank)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CDAD                                           Equity, Corporate Debt
                           (Central Depository A.D.)
-------------------------- ---------------------------------------------- -----------------------------------------------
CANADA                     CDS                                            Equity, Corporate, Government Debt
                           (The Canadian Depository for Securities
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       16


-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
CHILE                      DCV                                            Equity, Corporate Debt, Government Debt
                           (Deposito Central de Valores S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
CHINA, SHANGHAI            CSDCC, Shanghai Branch                         Equity
                           (China Securities Depository and Clearing
                           Corporation Limited, Shanghai Branch)
-------------------------- ---------------------------------------------- -----------------------------------------------
CHINA, SHENZHEN            CSDCC, Shenzhen Branch                         Equity
                           (China Securities Depository and Clearing
                           Corporation Limited, Shenzhen Branch)
-------------------------- ---------------------------------------------- -----------------------------------------------
COLOMBIA                   DCV                                            Government Debt
                           (Deposito Central de Valores)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           DECEVAL                                        Equity, Corporate Debt, Government Debt
                           (Deposito Centralizado de Valores de
                           Colombia S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
CROATIA                    CDA                                            Equity, Corporate Debt, Government Debt
                           (Central Depository Agency Inc. - Stredisnja
                           depozitarna agencija d.d.)
-------------------------- ---------------------------------------------- -----------------------------------------------
CYPRUS                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
CZECH REPUBLIC             SCP                                            Equity, Corporate Debt, Government Debt
                           (Stredisko cennych papiru - Ceska republica)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CNB                                            Government Debt
                           (Czech National Bank)
-------------------------- ---------------------------------------------- -----------------------------------------------
DENMARK                    VP                                             Equity, Corporate Debt, Government Debt
                           (Vaerdipapircentralen A/S)
-------------------------- ---------------------------------------------- -----------------------------------------------
EGYPT                      MCSD                                           Equity, Corporate Debt
                           (Misr for Clearing, Settlement and
                           Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CBE                                            Government Debt
                           (Central Bank of Egypt)
-------------------------- ---------------------------------------------- -----------------------------------------------
ESTONIA                    ECDS                                           Equity, Corporate Debt, Government Debt
                           (Estonian Central Depository for Securities
                           Limited - Eesti Vaatpaberite
                           Keskdepositoorium)
-------------------------- ---------------------------------------------- -----------------------------------------------
FINLAND                    APK                                            Equity, Corporate Debt, Government Debt
                           (Finnish Central Securities Depository
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
FRANCE                     Euroclear France                               Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
GERMANY                    CBF                                            Equity, Corporate Debt, Government Debt
                           (Clearstream Banking AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
GHANA                      CSD                                            Government Debt
                           (Bank of Ghana Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       17


-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
GREECE                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Securities Depository S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BoG                                            Government Debt
                           (Bank of Greece)
-------------------------- ---------------------------------------------- -----------------------------------------------
HONG KONG                  HKSCC                                          Equity
                           (Hong Kong Securities Clearing Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CMU                                            Corporate Debt, Government Debt
                           (Central Moneymarkets Unit)
-------------------------- ---------------------------------------------- -----------------------------------------------
HUNGARY                    KELER Zrt.                                     Equity, Corporate Debt, Government Debt
                           (Central Clearing House and Depository
                           (Budapest) Zrt. - Kozponti Elszamolohaz es
                           Ertektar (Budapest) Zrt.)
-------------------------- ---------------------------------------------- -----------------------------------------------
ICELAND                    ISD                                            Equity, Corporate Debt, Government Debt
                           (The Islandic Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
INDIA                      NSDL                                           Equity, Corporate Debt, Government Debt
                           (National Securities Depository Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CDSL                                           Equity
                           (Central Depository Services (India) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           RBI                                            Government Debt
                           (Reserve Bank of India)
-------------------------- ---------------------------------------------- -----------------------------------------------
INDONESIA                  KSEI                                           Equity, Corporate Debt
                           (PT Kustodian Sentral Efek Indonesia)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           Bank Indonesia                                 Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
INTERNATIONAL SECURITIES   CBL                                            Internationally Traded Debt, Equity
MARKET                     (Clearstream Banking, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           Euroclear Bank S.A./N.V.                       Internationally Traded Debt, Equity
-------------------------- ---------------------------------------------- -----------------------------------------------
IRELAND                    Euroclear UK & Ireland                         Equity, Corporate Debt
                           (Euroclear UK & Ireland Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
ISRAEL                     TECH                                           Equity, Corporate Debt, Government Debt
                           (Tel Aviv Stock Exchange Clearing House Ltd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
ITALY                      Monte Titoli S.p.A.                            Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
IVORY COAST                DC/BR                                          Equity
                           (Le Depositaire Central / Banque de
                           Reglement)
-------------------------- ---------------------------------------------- -----------------------------------------------
JAMAICA                    JCSD                                           Equity, Corporate Debt, Government Debt
                           (Jamaica Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       18



-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
JAPAN                      JASDEC                                         Equity, Convertible Debt
                           (Japan Securities Depository Center,
                           Incorporated)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BoJ                                            Registered Government Debt
                           (Bank of Japan)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           JSSC                                           Foreign Securities
                           (Japan Securities Settlement and Custody,
                           Inc.)
-------------------------- ---------------------------------------------- -----------------------------------------------
JORDAN                     SDC                                            Equity, Corporate Debt
                           (Securities Depository Center)
-------------------------- ---------------------------------------------- -----------------------------------------------
KAZAKHSTAN                 CSD                                            Equity
                           (Central Securities Depository CJSC)
-------------------------- ---------------------------------------------- -----------------------------------------------
KENYA                      CBCD                                           Government Debt
                           (Central Bank Central Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CDSC                                           Equity, Corporate Debt
                           (Central Depository & Settlement Corporation
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
KUWAIT                     KCC                                            Equity, Corporate Debt
                           (The Kuwait Clearing Company S.A.K.)
-------------------------- ---------------------------------------------- -----------------------------------------------
LATVIA                     LCD                                            Equity, Corporate Debt, Government Debt
                           (Latvian Central Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
LEBANON                    Midclear S.A.L.                                Equity
                           (Custodian and Clearing Center of Financial
                           Instruments for Lebanon and the Middle East
                           S.A.L.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BDL                                            Government Debt
                           (Banque du Liban)
-------------------------- ---------------------------------------------- -----------------------------------------------
LITHUANIA                  CSDL                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Depository of Lithuania)
-------------------------- ---------------------------------------------- -----------------------------------------------
LUXEMBOURG                 CBL                                            Equity
                           (Clearstream Banking, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
MALAYSIA                   Bursa Depository                               Equity, Corporate Debt
                           (Bursa Malaysia Depository Sdn Bhd)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BNM                                            Government Debt
                           (Bank Negara Malaysia)
-------------------------- ---------------------------------------------- -----------------------------------------------
MALTA                      CSD                                            Equity, Corporate Debt, Government Debt
                           (The Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       19



-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
MAURITIUS                  CDS                                            Equity, Corporate Debt
                           (Central Depository and Settlement Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BOM                                            Government Debt
                           (Bank of Mauritius)
-------------------------- ---------------------------------------------- -----------------------------------------------
MEXICO                     INDEVAL                                        Equity, Corporate Debt, Government Debt
                           (S.D. INDEVAL S.A. de C.V.)
-------------------------- ---------------------------------------------- -----------------------------------------------
MOROCCO                    Maroclear                                      Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
NETHERLANDS                Euroclear Nederland                            Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
NEW ZEALAND                NZCSD                                          Equity, Corporate Debt, Government Debt
                           (New Zealand Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
NIGERIA                    CSCS                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Clearing System Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
NORWAY                     VPS                                            Equity, Corporate Debt, Government Debt
                           (Verdipapirsentralen ASA)
-------------------------- ---------------------------------------------- -----------------------------------------------
OMAN                       MDSRC                                          Equity, Corporate Debt
                           (The Muscat Depository and Securities
                           Registration Company, S.A.O.C.)
-------------------------- ---------------------------------------------- -----------------------------------------------
PAKISTAN                   CDC                                            Equity, Corporate Debt
                           (Central Depository Company of Pakistan
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SBP                                            Government Debt
                           (State Bank of Pakistan)
-------------------------- ---------------------------------------------- -----------------------------------------------
PANAMA                     LATINCLEAR                                     Equity, Corporate Debt, Government Debt
                           (Central Latinoamericana de Valores, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
PERU                       CAVALI Equity, Corporate Debt, Government Debt
                           (CAVALI ICLV S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
PHILIPPINES                PDTC                                           Equity, Corporate Debt
                           (Philippine  Depository and Trust Corp.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           RoSS                                           Government Debt
                           (Bangko Sentral ng Pilipinas / Register of
                           Scripless Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------
POLAND                     NDS                                            Equity, Long-Term Government Debt
                           (National Depository for Securities S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           RPW                                            Short-Term Government Debt
                           (Registry of Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------

                                       20



-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
PORTUGAL                   INTERBOLSA                                     Equity, Corporate Debt, Government Debt
                           (Sociedade Gestora de Sistemas de Liquidacao
                           e de Sistemas Centralizados de Valores
                           Mobiliarios, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
QATAR                      DSM                                            Equity
                           (Doha Securities Market)
-------------------------- ---------------------------------------------- -----------------------------------------------
ROMANIA                    BSE                                            Equity
                           (Bucharest Stock Exchange)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NBR                                            Government Debt
                           (National Bank of Romania)
-------------------------- ---------------------------------------------- -----------------------------------------------
RUSSIA                     VTB                                            Government Debt (Ministry of Finance Bonds)
                           (Vneshtorgbank)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NDC                                            Corporate Debt, Government Debt (GKOs/OFZs)
                           (The National Depository Center)
-------------------------- ---------------------------------------------- -----------------------------------------------
SAUDI ARABIA               Tadawul                                        Equity
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SAMA                                           Government Debt
                           (Saudi Arabian Monetary Authority)
-------------------------- ---------------------------------------------- -----------------------------------------------
SERBIA                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Register and Central Depository for
                           Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------
SINGAPORE                  CDP                                            Equity, Corporate Debt
                           (The Central Depository (Pte) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           MAS                                            Government Debt
                           (Monetary Authority of Singapore)
-------------------------- ---------------------------------------------- -----------------------------------------------
SLOVAK REPUBLIC            CDCP                                           Equity, Corporate Debt, Government Debt
                           (Centralny depozitar cennych papierov SR, a.s.)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NBS                                            Government Debt
                           (National Bank of Slovakia)
-------------------------- ---------------------------------------------- -----------------------------------------------
SLOVENIA                   KDD Equity, Corporate Debt, Government Debt    Equity, Corporate Debt, Government Debt
                           (Centralna klirinsko depotna druzba d.d.)
-------------------------- ---------------------------------------------- -----------------------------------------------
SOUTH AFRICA               Strate Central Securities Depository           Equity, Corporate Debt, Government Debt
                           (Strate Ltd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
SOUTH KOREA                KSD                                            Equity, Corporate Debt, Government Debt
                           (Korea Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       21



-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
SPAIN                      IBERCLEAR                                      Equity, Corporate Debt, Government Debt
                           (Sociedad de Gestion de los Sistemas de
                           Registro, Compensacion y Liquidacion de
                           Valores, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
SRI LANKA                  CDS                                            Equity, Corporate Debt
                           (Central Depository System (Private) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           LankaSecure                                    Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
SWEDEN                     VPC                                            Equity, Corporate Debt, Government Debt
                           (Vardepapperscentralen AB)
-------------------------- ---------------------------------------------- -----------------------------------------------
SWITZERLAND                SIS                                            Equity, Corporate Debt, Government Debt
                           (SIS SegaInterSettle AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
TAIWAN                     TDCC                                           Equity, Corporate Debt, Government Debt
                           (Taiwan Depository and Clearing Corporation)
-------------------------- ---------------------------------------------- -----------------------------------------------
THAILAND                   TSD                                            Equity, Corporate Debt, Government Debt
                           (Thailand Securities Depository Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
TUNISIA                    STICODEVAM                                     Equity, Corporate Debt, Government Debt
                           (Societe Tunisienne Interprofessionnelle
                           pour la Compensation et le Depot des Valeurs
                           Mobilieres)
-------------------------- ---------------------------------------------- -----------------------------------------------
TURKEY                     Central Registry Agency                        Equity, Corporate Debt

                           (CRA)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CBoT                                           Government Debt
                           (Central Bank of Turkey)
-------------------------- ---------------------------------------------- -----------------------------------------------
UKRAINE                    NBU                                            Government Debt
                           (National Bank of Ukraine)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           MFS                                            Corporate Debt, Selected Equity
                           (Interregional Securities Union)
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES -     DFM                                            Equity, Corporate Debt, Government Debt
DFM                        (Dubai Financial Market Clearing House)
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES -     DIFX                                           Equity, Corporate Debt
DIFX                       (Dubai International Financial Exchange
                           Central Securities Depository and Registry)
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES -     ADSM                                           Equity, Corporate Debt, Government Debt
ADSM                       (Abu Dhabi Securities Market)
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED KINGDOM             Euroclear UK & Ireland                         Equity, Corporate Debt, Government Debt
                           (Euroclear UK & Ireland Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED STATES              DTC                                            Equity, Corporate Debt
                           (The Depository Trust Company)
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       22



-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
                           FRB                                            Government Debt, Mortgage Back Debt
                           (Federal Reserve Bank)
-------------------------- ---------------------------------------------- -----------------------------------------------
URUGUAY                    BCU                                            Government Debt
                           (Banco Central del Uruguay)
-------------------------- ---------------------------------------------- -----------------------------------------------
VENEZUELA                  BCV                                            Government Debt
                           (Banco Central de Venezuela)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CVV                                            Equity, Corporate Debt, Money Market
                           (Caja Venezolana de Valores, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
VIETNAM                    VSD                                            Equity, Corporate Debt, Government Debt
                           (Vietnam Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
ZAMBIA                     CSD                                            Equity, Government Debt
                           (LuSE Central Shares Depository Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BoZ                                            Government Debt
                           (Bank of Zambia)
-------------------------- ---------------------------------------------- -----------------------------------------------











                                   Schedule 1

                           ELIGIBLE FOREIGN CUSTODIANS



------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank, N.A.**                     Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  Bank Austria Creditanstalt AG                   J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         1st Floor, Building No 2505, Road No 2832       Manama
                         Al Seef 428
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   HSBC Bank Brasil S.A. Banco Multiplo            HSBC Bank Brasil S.A. Banco Multiplo
                         Avenida Brigadeiro Faria Lima 3064, 2nd Floor   Sao Paulo
                         Sao Paulo, SP 01451-000
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------

                                       24


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5 J2 J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Citibank, N.A.                                  Citibank, N.A
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          HSBC Bank (China) Company Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                Hong Kong (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          HSBC Bank (China) Company Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                         Calle 12, No. 7-32, Piso 3                      Bogota
                         Bogota
                         COLOMBIA
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       25


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   Marfin Popular Bank Public Company Ltd.         Marfin Popular Bank Public Company Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032
                         CY-1598
                         Nicosia
                         CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Skandinaviska Enskilda Banken AB (publ)         J.P. Morgan AG
                         Unioninkatu 30                                  Frankfurt
                         FIN-00101 Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       26


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Deutsche Bank AG                                J.P. Morgan AG
                         Alfred-Herrhausen-Allee 16-24                   Frankfurt
                         D-65760 Eschborn
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
                         J.P. Morgan AG#**                               J.P. Morgan AG
                         Junghofstrasse 14                               Frankfurt
                         60311 Frankfurt am Main
                         GERMANY
                         # For local German custody clients only.
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Deutsche Bank Zrt.                              ING Bank Rt.
                         Hold utca 27                                    Budapest
                         H-1054 Budapest
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                  Glitnir banki hf.                               Glitnir banki hf.
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         Sudam Kalu Ahire Marg,                          Mumbai
                         Worli Mumbai 400 030
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       27


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         Menara Mulia 19th Floor                         Jakarta
                         Jalan Jendral Gatot Subroto Kav 9-11
                         Jakarta 12930
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         New Century House                               Frankfurt
                         Mayor Street Lower
                         International Financial Services Centre
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Intesa Sanpaolo S.p.A.                          J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
*IVORY COAST*            Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi UFJ, Limited       JPMorgan Chase Bank, N.A.
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         1st Floor                                       Amman
                         5th Circle
                         Western Amman
                         JORDAN
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       28


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB HSBC Bank Kazakhstan JSC                     SB HSBC Bank Kazakhstan JSC
                         43 Dostyk Avenue                                Almaty
                         Almaty  050010
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
KUWAIT                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         G/1/2 Floors                                    Safat
                         Kharafi Tower, Qibla Area
                         Osama Bin Munkez Street
                         Safat 13017
                         KUWAIT
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Balasta dambis 1a                               Riga
                         Riga, LV-1048
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                SEB Vilniaus Bankas                             SEB Vilniaus Bankas
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Fortis Banque Luxembourg S.A.                   J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
-------------------------- ---------------------------------------------- -----------------------------------------------


                                       29


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         5/F Les Cascades Building                       Port Louis
                         Edith Cavell Street
                         Port Louis
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Attijariwafa Bank S.A.                          Attijariwafa Bank S.A.
                         163 avenue Hassan II                            Casablanca
                         Casablanca 20000
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                         Mutual Platz                                    Windhoek
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                         Plot 688                                        Johannesburg
                         Amodu Tijani Street
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------- ---------------------------------------------- -----------------------------------------------

                                       30


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   DnB NOR Bank ASA                                Nordea Bank Norge ASA
                         Stranden 21                                     Oslo
                         PO Box 1171 Sentrum
                         N-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         Bait Al Falaj Main Office                       Ruwi
                         Ruwi PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Standard Chartered Bank (Pakistan) Limited      Standard Chartered Bank (Pakistan) Limited
                         Box 4896                                        Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
PANAMA                   HSBC Bank (Panama) S.A.                         HSBC Bank (Panama) S.A.
                         Plaza HSBC Building, 9th Floor                  Panama City
                         Aquilino de la Guardia Street and 47th Street
                         Panama City
                         PANAMA
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Camino Real 457                                 Lima
                         Torre Real - 5th Floor
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         30/F Discovery Suites                           Manila
                         25 ADB Avenue
                         Ortigas Center
                         Pasig City, Manila
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------

                                       31


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
QATAR                    HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         810 Abdulla Bin Jassim Street                   Doha
                         P. O. Box 57
                         Doha
                         QATAR
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         011342 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International**                JPMorgan Chase Bank, N.A.
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London
                         Paveletskaya Square                             (USD NOSTRO Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                         (Closed Joint Stock Company)                    New York
                         36 Krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         127473 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SAUDI ARABIA             The Saudi British Bank                          The Saudi British Bank
                         P.O. Box 9084                                   Riyadh
                         Riyadh 11413
                         SAUDIA ARABIA
------------------------ ----------------------------------------------- ------------------------------------------------
SERBIA                   UniCredit Bank Srbija a.d.                      UniCredit Bank Srbija a.d.
                         Rajiceva 27-29                                  Belgrade
                         11000 Belgrade
                         SERBIA AND MONTENEGRO
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                DBS Bank Ltd.                                   Oversea-Chinese Banking Corporation
                         180 Clemenceau Avenue #03-01                    Singapore
                         Haw Par Centre
                         239922
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          UniCredit Bank Slovakia a.s.                    Vseobecno Uverova Banka S.A.
                         Sancova 1/A                                     Bratislava
                         SK-811 04 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 Bank Austria Creditanstalt d.d. Ljubljana       J.P. Morgan AG
                         Smartinska 140                                  Frankfurt
                         SI-1000 Ljubljana
                         SLOVENIA
-------------------------- ---------------------------------------------- -----------------------------------------------

                                       32


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             FirstRand Bank Limited                          The Standard Bank of South Africa Limited
                         1 Mezzanine Floor, 3 First Place, Bank City     Johannesburg
                         Cnr Simmonds and Jeppe Streets
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered First Bank Korea Limited     Standard Chartered First Bank Korea Limited
                         100 KongPyung-dong ChongRo-Gu                   Seoul
                         Seoul 110-702
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Investment, S.A.                      J.P. Morgan AG
                         Ciudad Grupo Santander                          Frankfurt
                         Avenida de Cantabria, s/n
                         Edificio Ecinar, planta baja
                         Boadilla del Monte
                         28660 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank (Thai) Public Company   Standard Chartered Bank (Thai) Public Company
                         Limited                                         Limited
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- -----------------------------------------------


                                       33


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                         30-A Spaska Street                              New York
                         04070 Kiev                                      A/C JPMorgan Chase Bank London
                         UKRAINE                                         (USD NOSTRO Account)
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
UNITED ARAB EMIRATES     HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
UNITED KINGDOM.          JPMorgan Chase Bank, N.A.**                     National Westminster Bank
                         1 Tallis Street                                 London
                         London EC4Y 5AJ
                                 UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Varies by currency
                         The Depository and Clearing Centre
                         Lower Ground Floor
                         27 Leadenhall Street
                         London EC3A 1AA
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
UNITED STATES            JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  BankBoston, N.A.                                BankBoston, N.A
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- -----------------------------------------------


                                       34


------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         75 Pham Hong Thai, District 1                   Ho Chi Minh City
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank Zambia Plc                        Barclays Bank Zambia Plc
                         Kafue House, Cairo Road                         Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                 Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         Corporate Centre                                Harare
                         1st Floor, Eastern Wing
                         Birmingham Road, Cnr. Paisley Road
                         Harare
                         ZIMBABWE
------------------------ ----------------------------------------------- -----------------------------------------------


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